CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                  EXHIBIT 10.8

                             COLLABORATION AGREEMENT

         THIS COLLABORATION AGREEMENT ("Agreement") is entered into as of May 26th, 1999 ("Effective Date") by and between RIGEL PHARMACEUTICALS, INC., a Delaware corporation ("Rigel") with its offices at 240 East Grand Avenue, South San Francisco, CA 94080, and NOVARTIS PHARMA AG, a Swiss corporation ("Novartis") with offices at Lichtstrasse 35, CH-4058, Basel, Switzerland (collectively, "Parties"; individually, a "Party").

                                    RECITALS

         WHEREAS, Rigel is a leader in the discovery and validation of intracellular target molecules involved in the modulation of human disease; and

         WHEREAS, Novartis is engaged in the research, development, marketing, manufacture and distribution of pharmaceutical compounds useful in treating or preventing human diseases and conditions; and

         WHEREAS, Rigel and Novartis desire to enter into a collaborative relationship to conduct research on intracellular target molecules and to discover, develop and manufacture pharmaceutical products useful for treating or preventing diseases associated with human disease; and

         WHEREAS, Novartis is purchasing two million (2,000,000) shares of Rigel Series D Preferred Stock with a total value of US$4 million pursuant to a stock purchase agreement between the Parties of even date herewith (the "Stock Purchase Agreement"), and the Parties are further entering into an Equity Option Agreement pursuant to which Novartis may purchase up to an additional US$10 million in value of Rigel equity;

         NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, the Parties agree as follows:

1.       DEFINITIONS

         As used herein, the following terms (whether used in their singular or plural form) shall have the following meanings:

         "AFFILIATE" shall mean, with respect to a Party to this Agreement, any other entity, whether de jure or de facto, which directly or indirectly controls, is controlled by, or is under common control with, such Party. A business entity or Party shall be regarded as in control of another business entity if it owns, or directly or indirectly controls, at least fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) of the voting stock or other ownership interest of the other entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other entity by any lawful means whatsoever.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.


                                       1.

         "AT-NOVARTIS PROJECT" shall mean a Program of Research performed by Novartis as provided in Section 4.2 hereof.

         "B-CELL PROJECT" shall mean the Program of Research directed to the identification of Novel Validated Targets involved in the process of B-Cell activation, as the Program of Research is more fully described in Exhibit A-2 hereto.

         "COLLABORATION PROJECT" shall mean a Joint Project or an At-Novartis Project.

         "COMMENCEMENT DATE" shall mean the date upon which a Collaboration Project shall commence as set forth in Exhibit B or as determined pursuant to the provisions of Section 2.2 hereof.

         "COMPOUND SCREENING" shall mean the use of a primary assay for testing biological or chemical materials, including chemical materials coming out of high-throughput screening, to determine whether they show pharmaceutically relevant activity.

         "CONFIDENTIAL INFORMATION" shall mean any invention, discovery, patent application or claim, trade secret, idea, improvement or other work of authorship, any process, formula, data, program, drawing, information, price, technique, sample, compound, extract, media, vector and/or cell line and procedures and formulations for producing any such sample, compound, extract, media, vector and/or cell line, any process, formula or data relating to any research project, work in process, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to a Party, its present or future products, sales, suppliers, clients, customers, employees, investors, or business, whether in oral, written, graphic or electronic form.

         "CONTROL" shall mean the possession of the ability to grant a license or sublicense to know-how or patents without violating the terms of any agreement or other arrangement with, or the rights of, any Third Party.

         "COOPERATION MANAGEMENT COMMITTEE" or "CMC" shall mean the committee formed pursuant to Section 3.1.

         "EXCLUSIVITY TERM" shall have the meaning assigned to it in Section
5.2.

         "EXTENSION FEE" shall have the meaning assigned to it in Section 7.5.

         "FSC-STATUS" or "Final Selected Compound Status" shall mean the point at which a Product is declared, following Novartis' standard compound development procedures, an 'FSC Compound' or equivalent status by Novartis' Research Management Board or some other similar body, which declaration authorizes the initiation of preclinical development programs aimed, INTER ALIA, at the detailed investigation of those toxicological, bioavailability, pharmacokinetic and formulation parameters whose successful completion will allow progression of the Product to Phase I Clinical Trials.

         "FTE" shall mean the equivalent of a full-time twelve (12) months (including normal vacations, sick days and holidays) work of a person, carried out by one or more employees or consultants of a Party, each of whom devotes all or a portion of his or her time to a Collaboration Project; provided, however, that each Party understands and agrees that the other Party retains complete discretion to change the identity, the frequency and time which

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                                       2.

any individual employee devotes to a Collaboration Project. Scientific work on or directly related to a Collaboration Project to be performed by a Party's employees or consultants can include, but is not limited to, experimental laboratory work, recording and writing up results, reviewing literature and references, holding scientific discussions, managing and leading scientific staff, and carrying out Research Cooperation management duties (including service on the Cooperation Management Committee).

         "JOINT INVENTION" shall have the meaning assigned to it in Section 8.1.

         "JOINT PROJECT" shall mean a Program of Research which Novartis and Rigel agree will be conducted collaboratively as provided in Section 4.1 hereof.

         "JOINT TECHNOLOGY" shall mean Know-How and Patents conceived or reduced to practice by at least one employee of Novartis and at least one employee of Rigel during the course of a Program of Research.

         "KNOW-HOW" shall mean any and all tangible or intangible know-how, trade secret, invention (whether or not patentable), data, pre-clinical and clinical result, physical, chemical or biological material, and other information.

         "LEAD COMPOUND" shall mean an active compound identified by Rigel in the course of Compound Screening on the basis of a Novel Validated Target pursuant to Section 5.6.

         "MILESTONE EVENT" shall have the meaning assigned to it in Section 7.2.

         "MILESTONE PAYMENT" shall have the meaning assigned to it in Section
7.2.

         "NOTICE DATE" shall have the meaning assigned to it in Section 4.1.4 and 4.2.4.

         "NOVARTIS KNOW-HOW" shall mean any Know-How that is necessary and useful in a Program of Research and that Novartis owns or Controls on the Effective Date, and any replication or any part of such information or material.

         "NOVARTIS PATENTS" shall mean all Patents which claim inventions or discoveries necessary and useful in a Program of Research and that that Novartis owns or Controls on the Effective Date.

         "NOVARTIS TECHNOLOGY" shall mean Novartis Know-How and Novartis Patents, subject to any limitation contained in the agreements under which Novartis' rights to the use of such Novartis Technology are derived.

         "NOVEL VALIDATED TARGET" shall mean a specific molecule in an intracellular signaling pathway which, when bound by a specific peptide, changes in a predetermined way the phenotype of a target cell with a degree of specificity and in a manner meeting the predetermined validation criteria set by the CMC for Joint Projects and by Novartis for At-Novartis Projects.

         "PATENTS" shall mean all foreign and domestic patents (including, without limitation, extensions, reexaminations, reissues, renewals and inventors certificates) and patents issuing from patent applications (including substitutions, provisionals, divisionals, continuations and continuations-in-part).

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                                       3.

         "PHASE I CLINICAL TRIALS" shall mean first clinical trial where the Product is applied in healthy human volunteers to test safety of such Product.

         "PRODUCT" shall mean a molecule in the various stages of development from identification in Compound Screening to and including commercialization, which is useful to diagnose, treat or prevent human diseases or conditions and whose principal mechanism of action by which it exerts its pharmacological activity is based upon, derived from or discovered with the use of, a Novel Validated Target.

         "PROGRAM OF RESEARCH" shall mean research utilizing Rigel Technology to identify specific target molecules and peptides which bind thereto that alter a selected phenotype of a target cell population, including the use of retroviral vector and expression systems which express libraries of molecules in target cells, high-speed fluorescent cell sorting systems to identify the cells in which the selected phenotype change has occurred and two-hybrid screening assays to elaborate the intracellular interactions of the specific target molecules and other means and methods, whether or not utilizing Rigel Technology, appropriate in a particular program.

         "PROGRAM PROPOSAL" shall mean a written description of a Program of Research specifying in reasonable detail the specific goals of the project including clinical objectives, target cells to be utilized, desired biologic endpoints of assays of the target cells, project time frames and resource requirements.

         "PROJECT CONTACT PERSON" shall have the meaning assigned to it in
Section 3.8.

         "PROJECT KNOW-HOW" shall mean Know-How developed, conceived or reduced to practice by a Party in the course of a Collaboration Project.

         "PROJECT PATENT" shall mean a Patent claiming Project Know-How.

         "PROJECT TECHNOLOGY" shall mean Project Know-How and Project Patents.

         "RESEARCH COOPERATION" shall mean the Joint Projects and the At-Novartis Projects.

         "RESEARCH PERIOD" shall mean, for each Joint Project and each At-Novartis Project, five (5) years commencing as of the corresponding Commencement Date, subject to earlier termination as permitted hereby.

          "RIGEL CORE TECHNOLOGY" shall mean Rigel's proprietary packaging cell lines (e.g., without limitation, that designated as [ * ]), high-speed functional genomic screening technology, two-hybrid screening assays, retroviral vector systems and expression systems that utilize these vectors to express libraries of molecules in target cells and high speed fluorescent cell sorting systems and any improvements thereon, and any Patents and Know-How relating thereto owned or Controlled by Rigel, subject to any limitation contained in the agreements under which Rigel's rights to the use of such Rigel Core Technology are derived.

         "RIGEL KNOW-HOW" shall mean any Know-How other than Rigel Core Technology that is useful in a Collaboration Project and that Rigel owns or Controls on the Effective Date and any replication or any part of such information or material.

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                                       4.

          "RIGEL PATENTS" shall mean all Patents other than Rigel Core Technology which claim inventions or discoveries useful in a Collaboration Project and that are owned or Controlled by Rigel on the Effective Date.

          "RIGEL TECHNOLOGY" shall mean the Rigel Patents and Rigel Know-How, subject to any limitation contained in the agreements under which Rigel's rights to the use of such Rigel Technology are derived.

         "SOLE INVENTIONS" shall have the meaning assigned to it in Section 8.1.

         "T-CELL PROJECT" shall mean the Program of Research directed to the identification of Novel Validated Targets involved in the process of T-Cell activation, as the Program of Research is more fully described in Exhibit A-1 hereto.

         "TERM OF AGREEMENT" shall have the meaning assigned to it in Section 11.1.

          "TERRITORY" shall mean the entire world.

          "THIRD PARTY" shall mean any person or entity other than Novartis, Rigel and Affiliates of either.

2.       SELECTION OF PROJECTS

         2.1 NOVARTIS ACCESS TO FIVE PROJECTS. Novartis may have access to up to five (5) Programs of Research of which at least two (2) will be Joint Projects and no more than three (3) will be At-Novartis Projects.

         2.2      PROPOSAL FOR A PROGRAM OF RESEARCH.

                  2.2.1 JOINT PROJECTS. A Program of Research for a Joint Project may be proposed by Novartis or Rigel submitting to the other a Program Proposal. Within thirty (30) days of receipt of a Program Proposal the receiving party shall determine whether it has any agreement with a Third Party which would prevent it from agreeing to conduct pursuant to this Agreement the Program of Research identified in the Program Proposal and notify the proposing party accordingly. If the receiving party is free to conduct the Program of Research pursuant to this Agreement, the Parties shall meet to determine whether they will agree to conduct such Program of Research pursuant to this Agreement. If so, the CMC shall meet promptly to prepare a mutually agreeable description of the Program of Research to be attached as an exhibit to this Agreement, to specify the number of FTEs which will be utilized, the Commencement Date and the number of FTEs as well as the resources to be allocated at Novartis. If the receiving party is not free to conduct the Program of Research pursuant to this Agreement, neither Party shall have any obligation or liability to the other with respect to such Program of Research.

                  2.2.2    AT-NOVARTIS PROJECTS.

                           (a)      Novartis may propose a Program of Research
for an At- Novartis Project by submitting to Rigel a corresponding Program Proposal.

                           (b)      Novartis shall have the right to proceed
with such Program of Research, unless Rigel notifies Novartis in writing within thirty (30) days of receipt of a

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                                       5.

Program Proposal (i) that in Rigel's opinion, the Program of Research as proposed by Novartis is scientifically not feasible, or (ii) that Rigel is engaged in advanced negotiations with a Third Party regarding a collaboration on a Program of Research which would conflict with the Program of Research proposed by Novartis under this Agreement, or (iii) that Rigel has initiated an internal Program of Research, as evidenced by written records, which would conflict with the Program of Research proposed by Novartis.

                           (c)      If Rigel provides to Novartis a notice
pursuant to subsection (b)(i) above, the Parties shall meet to discuss and revise the proposed Program Proposal as appropriate to address Rigel's comments and suggestions, whereafter Novartis shall have the right to proceed with such Program of Research based on the revised Program Proposal. If Rigel provides to Novartis a notice pursuant to subsection (b)(ii) or (b)(iii) above, such Program of Research may not be pursued by Novartis, and neither Party shall have any obligation or liability to the other with respect to such Program of Research.

                           (d)      If Novartis has the right to proceed with a
Program of Research as provided in this Section 2.2.2, Novartis will provide to Rigel a mutually agreeable description of the Program of Research, including the validation criteria to be applied for determining whether a molecule is a Novel Validated Target, to be attached as an exhibit to this Agreement which description shall specify the Commencement Date of the At-Novartis Project. Thereafter, the Parties will meet promptly to specify the Rigel Technology and Rigel Core Technology to be transferred and the time of the transfer thereof to Novartis pursuant to Section 4.2.5 hereof.

         2.3 NUMBER AND KIND OF ADDITIONAL PROGRAMS OF RESEARCH. The parties hereby agree that the Commencement Date of the T-Cell Project shall be the Effective Date of this Agreement. Subject to Section 2.2, Novartis and Rigel will add to this Agreement two (2) additional Programs of Research prior to the first (1st) anniversary of the Effective Date and two(2) Programs of Research prior to the second (2nd) anniversary of the Effective Date.

         2.4 T-CELL PROJECT. Novartis and Rigel hereby agree that the T-Cell Project is to be conducted as a Joint Project as provided in Section 4.1 and is one of the Programs of Research referred to in Section 2.1. A mutually agreeable description of the Program of Research is set forth in Exhibit A-1. The number of FTEs and the Commencement Date for the T-Cell Project are set forth in Exhibit B-1.

         2.5 B-CELL PROJECT. Novartis hereby acknowledges that Rigel has proposed the B-Cell Project as the second Joint Project in compliance with
Section 2.2, and that Novartis has no agreement with a Third Party which would prevent it from agreeing to engage in the B-Cell Project pursuant to this Agreement. A mutually agreeable description of the Program of Research for the B-Cell Project is set forth in Exhibit A-2. The number of FTEs and the Commencement Date for the B-Cell Project are set forth in Exhibit B-2. Novartis will notify Rigel within ninety (90) days after the Effective Date whether it agrees that the B-Cell Project shall be conducted as the second Joint Project. If Novartis does not so agree, Rigel's proposal of the B-Cell Project shall be considered withdrawn as of the ninety-first (91st) day after the Effective Date and neither Novartis nor Rigel shall thereafter have any obligation or liability to the other with respect to the B-Cell Project.

3.       RESEARCH COOPERATION GOVERNANCE

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                                       6.

         3.1 JOINT COOPERATION COMMITTEE FORMATION. The Research Cooperation established by this Agreement shall be overseen or monitored, pursuant to the provisions of Section 3.7 hereof, by a Cooperation Management Committee composed of an equal number of representatives from each Party (the "Cooperation Management Committee"). Each Party shall initially designate three (3) representatives on the CMC within ten (10) business days after the Effective Date. The addition of further representatives to the CMC, if any, shall occur pursuant to the provisions of Section 3.3.6 hereof. Each Party may, upon notice to the other Party, change its representatives to the CMC to allow for the participation of different research groups within Novartis or Rigel, as the case may be. The Parties shall agree upon the appropriate qualifications for members of the CMC. An alternate member designated by a Party may serve temporarily in the absence of a permanent member of the CMC for such Party. Each Party shall designate one of its representatives as a Co-Chair of the CMC. Each Co-Chair of the CMC will be responsible for the agenda and the minutes of alternating CMC meetings.

         3.2 CMC ACTIONS. Actions by the CMC pursuant to this Agreement shall be taken only with unanimous approval of all of the representatives of the CMC. If the CMC fails to reach unanimity on a matter before it for decision, the matter shall be referred for resolution to the designated executives of the Parties identified in Section 13.2.

         3.3      MEETINGS OF THE CMC.  The CMC:

                  3.3.1 shall hold meetings at such times and places as shall be determined by the CMC (it being expected that meetings will alternate between one of Novartis' research sites on the one hand and Rigel's head offices on the other hand) but in no event shall such meetings be held in person less frequently than once every three (3) months during the entire period during which the Research Period of at least one Collaboration Project is not yet expired or terminated;

                  3.3.2 may conduct meetings in person or by telephone or video conference;

                  3.3.3 by mutual consent of the representatives of each Party, may invite other personnel of either Party to attend meetings of the CMC;

                  3.3.4 may act without a meeting if prior to such action a written consent thereto is signed by all members of the CMC;

                  3.3.5 may form and subsequently disband subcommittees with appropriate representation from each Party;

                  3.3.6 may increase or decrease the equal number of CMC representatives each Party can designate; and

                  3.3.7 may amend or expand upon the foregoing procedures for its internal operation by unanimous written consent.

         3.4 MINUTES. Subject to the provisions of Section 3.1 hereof, one of the Co-chairs of the CMC will prepare, within ten (10) business days after each meeting (whether held in person or by telephone or video conference), the minutes reporting in reasonable detail the actions taken by the CMC, the status of each Collaboration Project, the then current list of Novel Validated Targets, issues requiring resolution and resolutions of previously reported

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                                       7.

issues, which minutes are to be approved by the signature of the CMC Co-Chair of the other Party.

         3.5 SUBCOMMITTEES. Any subcommittee established by the CMC shall have appropriate representation of each Party and may include representatives of a Party who are not members of the CMC. Any such subcommittee shall be subject to the CMC and shall report its activities and actions to the CMC. At the request of either Party at any time, any such committee shall be dissolved and its powers and functions returned to the CMC.

         3.6 REPORTS. Novartis and Rigel shall each provide written reports at or before each CMC meeting describing its activities and results under the Research Cooperation. Such reports shall be in such form and contain such detail as the CMC shall determine.

         3.7 CMC FUNCTIONS AND POWERS. The activities of the Parties under this Agreement shall be managed by the CMC only to the extent set forth herein (unless otherwise mutually agreed by the Parties). The CMC shall:

                  3.7.1 foster the collaborative relationship between the Parties;

                  3.7.2 facilitate and monitor the technology transfer under the Collaboration Projects;

                  3.7.3 approve the validation criteria for a Novel Validated Target within sixty (60) days of each Commencement Date;

                  3.7.4 pursuant to Section 5.4 and provided Novartis has requested Rigel screening thereunder, approve in advance the criteria for a Lead Compound identified by Rigel and to be reported to Novartis;

                  3.7.5 monitor the progress of the research in the Joint Projects;

                  3.7.6 monitor the status of At-Novartis Projects to allow assessment of whether or when a Milestone Payment is due;

                  3.7.7 review and allocate annual FTEs in the Joint Projects, within the framework of the contractually agreed funding level;

                  3.7.8 clear scientific publications relating to the Joint Projects, and, insofar as containing work from both Parties, relating to At-Novartis Projects, subject to the review and approval of both Parties pursuant to Section 10.3;

                  3.7.9 perform such other functions as elsewhere explicitly provided in this Agreement and as appropriate to further the purposes of this Agreement as mutually determined by the Parties.

         3.8 PROJECT CONTACT PERSONS. Subject to the CMC, the day-to-day communication between the Parties and project coordination of each Joint Project will be performed by two (2) "Project Contact Persons", one to be appointed by each Party.

         3.9 OBLIGATIONS OF PARTIES. Each one of the Parties shall have the right to inspect the other Party's records through a qualified independent Third Party, reasonably acceptable to the other Party, to determine whether the other Party's performance complies with the

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                                       8.

terms of this Agreement, but not more frequently than once in any year during the Research Period and subject to (1) the confidentiality obligations of
Article 10 and (2) any BONA FIDE obligations of confidentiality to a Third
Party.

         3.10 LIMITATIONS OF POWERS OF THE CMC. The CMC shall have no power to amend this Agreement and shall have only such powers as are specifically delegated to it hereunder.

4.       CONDUCT OF JOINT AND AT-NOVARTIS

         4.1      CONDUCT OF JOINT PROJECTS.

                  4.1.1 SCOPE OF JOINT PROJECTS. Each Joint Project will be conducted as a collaborative research program during its Research Period to identify and validate Novel Validated Targets. The Parties intend that these Novel Validated Targets will be suitable to enable Compound Screening to identify molecules useful for the development and manufacture of Products.

                  4.1.2 REVISIONS OF JOINT PROJECTS. By mutual agreement in writing the Parties may revise the scope of a Joint Project.

                  4.1.3 PERFORMANCE OF RESEARCH ACTIVITIES. Each Party will perform the activities assigned to it in the Program of Research for each Joint Project, or as directed by the CMC, in good scientific manner, and in compliance with all applicable good laboratory practices and applicable legal requirements to attempt to achieve efficiently and expeditiously its objectives described in the Program of Research attached to this Agreement pursuant to Section 2.2.1.

                  4.1.4 IDENTIFICATION OF NOVEL VALIDATED TARGETS. Rigel shall notify the CMC in writing of each Novel Validated Target identified by Rigel during the Research Period of each Joint Project promptly after its identification. Such notice shall be accompanied with a report and sufficient data which establish that the validation criteria predetermined by the CMC pursuant to Section 3.7.3 have been met. The CMC shall issue a list of the Novel Validated Targets identified in the course of such Joint Project as a part of the minutes of each CMC meeting and a final list within thirty (30) days after the end of such Research Period. The date on which Rigel has delivered the notice described in this Section 4.1.4, provided Novartis has not within ten
(10) business days of receipt of said notice informed Rigel that in Novartis' opinion, the CMC-predetermined validation cirteria have not been met, shall be considered the "Notice Date" of such Novel Validated Target. If Novartis informs Rigel that in Novartis' opinion, the CMC-predetermined validation criteria have not yet been met, the matter will be discussed and brought to a decision at the next meeting of the CMC.

                  4.1.5 TECHNOLOGY TRANSFER. Rigel, as from time to time it may be directed by the CMC, shall transfer to Novartis at no additional cost to Novartis such Rigel Technology and Rigel Core Technology as shall be necessary for the purpose of enabling Novartis to perform its responsibilities under the applicable Program of Research of Joint Projects to identify Novel Validated Targets. Novartis may use such Rigel Technology and Rigel Core Technology pursuant to the licenses granted under this Agreement.

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                                       9.

                  4.1.6 SECONDMENT. In order to further a close working relationship, the Parties may agree to provide offices and support at its facilities for the personnel of the other Party.

         4.2      CONDUCT OF AT-NOVARTIS PROJECTS.

                  4.2.1 SCOPE OF AT-NOVARTIS PROJECTS. Each At-Novartis Project shall be performed by Novartis fully in-house to identify and validate Novel Validated Targets. It is intended that these Novel Validated Targets will be suitable to enable Compound Screening to identify molecules useful for the development and manufacture of Products.

                  4.2.2 REVISIONS OF AT-NOVARTIS PROJECTS. By mutual agreement in writing the Parties may revise the scope of an At-Novartis Project.

                  4.2.3 PERFORMANCE OF RESEARCH ACTIVITIES. Novartis will perform research in accordance with the Program of Research for each At-Novartis Project in good scientific manner, and in compliance with all applicable good laboratory practices and applicable legal requirements to attempt to achieve efficiently and expeditiously its objectives described in the Program of Research attached to this Agreement pursuant to Section 2.2.2.

                  4.2.4 IDENTIFICATION OF NOVEL VALIDATED TARGETS. Novartis shall notify the CMC in writing of any Novel Validated Targets identified by Novartis during the Research Period of each At-Novartis Project promptly after its identification. Such notice shall be accompanied with a report and sufficient data which establish that the validation criteria predetermined pursuant to Section 2.2.2(d) have been met. CMC shall issue a list of the Novel Validated Targets identified in the course of such At-Novartis Project as a part of the minutes of each CMC meeting and a final list within thirty (30) days after the end of such Research Period. The date on which Novartis has provided the notice described in this Section 4.2.4 shall be considered the "Notice Date" of such Novel Validated Target.

                  4.2.5 TECHNOLOGY TRANSFER. Rigel will transfer to Novartis such Rigel Technology and Rigel Core Technology, including without limitation the Phoenix packaging cell line, as reasonably necessary to enable the target identification activities Novartis is to perform in each At-Novartis Project as proposed by Novartis and reasonably acceptable to Rigel; provided, however, that Novartis shall reimburse Rigel its reasonable costs and expenses therefor. Novartis may use such Rigel Technology and Rigel Core Technology pursuant to the licenses granted under this Agreement.

         4.3 ADDITIONAL PROJECTS. If Novartis expresses an interest in cooperating with Rigel with respect to any Programs of Research in addition to the two Joint Projects and three At-Novartis Projects, Rigel and Novartis will meet promptly to discuss in good faith whether and under what terms they could agree to cooperate with respect to such further research projects.

         4.4 DISCLOSURE. Rigel and Novartis will disclose to the CMC promptly and at least quarterly the results of the research activities conducted in each Collaboration Project, such reports to be in such form as specified by the CMC. The Parties shall keep complete and accurate records pertaining to the results of work conducted pursuant to each Collaboration Project. Such records shall be maintained by each Party for a period of at least three (3) years following the year in which any such efforts were made hereunder.

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                                      10.

         4.5      DISCRETIONARY TERMINATION OF RESEARCH PERIOD.

                  4.5.1 DISCRETIONARY TERMINATION DATE FOR JOINT PROJECTS. Novartis may at its discretion terminate each Joint Project, individually, upon at least six (6) months prior written notice as hereinafter provided. If Novartis gives notice of termination for a given Joint Project no later than eighteen (18) months from the applicable Commencement Date, termination of such Joint Project will take effect at twenty-four (24) months from its Commencement Date. If Novartis gives notice of termination for a given Joint Project after eighteen (18) months but no later than thirty-six (36) months from the applicable Commencement Date, termination of such Joint Project will take effect at forty-two (42) months from its Commencement Date.

                  4.5.2 DISCRETIONARY TERMINATION OF AT-NOVARTIS PROJECTS. Novartis may, at its discretion, terminate each At-Novartis Project, individually, at any time with immediate effect.

                  4.5.3    EFFECT OF DISCRETIONARY TERMINATION.

                           (a)      If Novartis terminates the T-Cell Project
effective twenty-four (24) months after the applicable Commencement Date or forty-two (42) months after the applicable Commencement Date, Novartis will keep all rights and licenses granted under Section 6.2 with respect to those Novel Validated Targets identified prior to the termination of the Research Period, subject to the applicable milestone and/or royalty payment obligations of
Article 7 and Exhibit C.

                           (b) If Novartis terminates any Joint Project other
than the T-Cell Project

                                    (i)     effective twenty-four (24) months
after the applicable Commencement Date, all licenses granted to Novartis relating to such Joint Project shall terminate upon the termination such Joint Project, and the rights to all Novel Validated Targets identified as of the date of termination shall revert to Rigel;

                                    (ii)    effective forty-two (42) months from
the applicable Commencement Date, Novartis will keep all rights and licenses granted under Section 6.2 with respect to those Novel Validated Targets identified prior to the termination of the Research Period, subject to the applicable milestone and/or royalty payment obligations of Article 7 and Exhibit C.

                           (c)      If Novartis terminates any At-Novartis
Project at or effective prior to forty-two (42) months after the applicable Commencement Date, all licenses granted to Novartis relating to such At-Novartis Project shall terminate upon termination of such At-Novartis Project, and the rights to all Novel Validated Targets identified as of the date of termination shall revert to Rigel. If Novartis terminates an At-Novartis Project after forty-two (42) months, Novartis shall keep the rights to the Novel Validated Targets identified in the course of such At-Novartis Project as licensed under
Section 6.2.

         4.6      TERMINATION OF COLLABORATION PROJECT FOR BREACH.

                  4.6.1 Either Party may terminate a Collaboration Project after sixty (60) days prior notice to the other that the other Party has committed a material breach of its obligations

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                                      11.

in the performance of such Collaboration Project unless the other Party cures (to the extent practicable) the breach within such period of time.

                  4.6.2 If Novartis terminates a Collaboration Project under
Section 4.6.1 above, Novartis will keep all rights and licenses granted under
Section 6.2 with respect to those Novel Validated Targets identified prior to the termination of the Research Period, subject to the applicable milestone and/or royalty payment obligations of Article 7 and Exhibit C.

                  4.6.3 If Rigel terminates a Collaboration Project under
Section 4.6.1 above, all licenses granted to Novartis for such Collaboration Project shall terminate and the rights to all Novel Validated Targets identified in the course of such Collaboration Project shall revert to Rigel.

         4.7 TERMINATION OF JOINT PROJECT FOR SCIENTIFIC REASONS. If it is determined by both Parties before the end of the 12th month of a Joint Project already underway that it is no longer scientifically feasible, the Parties shall meet for good faith discussions to determine if an alternate project may be substituted on substantially similar terms. If after the 12th month of a Joint Project the CMC determines that for scientific reasons, a Joint Project cannot yield any Novel Validated Targets, or that such Novel Validated Targets will not be suitable for Compound Screening in high-throughput format, Novartis shall have to right to terminate such Joint Project with written notice effective upon receipt by Rigel. Upon such termination, Novartis shall make to Rigel, upon receipt of a corresponding invoice, a termination payment for non-cancelable commitments and other costs incurred by Rigel due to such termination corresponding to three (3) months of the research support payable pursuant to
Section 7.1. Upon termination pursuant to this Section 4.7, all licenses granted to Novartis for such Joint Project shall terminate, and the rights to all Novel Validated Targets identified in the course of such Joint Project (if any) shall revert to Rigel.

         4.8 EXISTING OBLIGATIONS. The termination of any Research Period shall not relieve the Parties of any obligation that accrued prior to such expiration or termination.

5.       COMPOUND SCREENING AND DEVELOPMENT

         5.1 NOVARTIS COMPOUND SCREENING. Novartis shall have the right to initiate Compound Screening with each Novel Validated Target upon notice to Rigel any time during the Exclusivity Term with respect to such Novel Validated Target.

         5.2 EXCLUSIVITY TERM. Novartis' screening right under Section 5.1 shall be exclusive ('exclusive', as used in this Section 5.2 and subject to the provisions of Section 5.5, shall mean 'to the exclusion also of Rigel') during the first two (2) years ("Exclusivity Term") after the Notice Date. Subject to
Section 5.3, Novartis may, after the first two years, extend the Exclusivity Term with respect to a Novel Validated Target for up to five (5) additional one
(1) year periods upon payment to Rigel of the appropriate Extension Fee provided in Section 7.5 on or before (i) the day which is thirty (30) days prior to the end of such Exclusivity Term or (ii) if Novartis has informed Rigel in writing on or before a date with is sixty (60) days prior to the end of such Exclusivity Term, thirty (30) days after receipt of a corresponding invoice from Rigel, whichever is the later. Upon expiration of the Exclusivity Term, Novartis' right to conduct Compound Screening with a Novel Validated Target, subject to the payments required by Section 7.2 and 7.4, shall become nonexclusive

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                                      12.

and Rigel shall also have the nonexclusive right, including the right to sublicense, to conduct Compound Screening with such Novel Validated Target.

         5.3      NOVARTIS DILIGENCE.

                  5.3.1 In addition to the payment of the Extension Fee and as a further condition for Novartis to extend the Exclusivity Term, Novartis shall be obligated to maintain itself or through its Affiliates or sublicensees a diligent, continuous program of utilizing the Novel Validated Target to identify molecules useful for the development and manufacture of Products.

                  5.3.2 Novartis shall be deemed to be maintaining a diligent continuous program with respect to a Novel Validated Target if Novartis (i) is actively using the Novel Validated Target in Novartis' screening systems for Compound Screening or, (ii) is actively undertaking diligent, commercially reasonable efforts, similar to those used for products of comparable commercial potential originating in Novartis for the continuing development of a Product and the commercialization of a Product including, without limitation, the performance of an active derivatisation and lead optimization program, the designation of FSC Status, initiation of clinical trials, submission of regulatory filings and commercial launch of a Product.

         5.4 REPORTING. During each applicable Exclusivity Term, Novartis shall provide information on its activities under Section 5.3.1 or 5.3.2 above to the CMC on a quarterly basis. At any time during the Exclusivity Term with respect to a Novel Validated Target, Novartis shall on a not less than quarterly basis provide documentation to the reasonable satisfaction of Rigel that Novartis is maintaining a diligent, continuous program with respect to the Novel Validated Target.

         5.5 CONVERSION OF EXCLUSIVE RIGHT. If Novartis does not pay the Extension Fee or does not maintain a diligent continuous program with respect to a Novel Validated Target as provided in Section 5.3 above, then the Exclusivity Term shall be deemed expired and Novartis' screening right under Section 5.1, subject to the payments required by Section 7.2 and 7.4, shall become non-exclusive, perpetual, and fully paid-up, and Rigel shall have the nonexclusive right, including the right to sublicense, to conduct Compound Screening with such Novel Validated Target.

         5.6 RIGEL SCREENING. At any time during the Exclusivity Term with respect to a Novel Validated Target, Novartis, at its sole discretion, may request in writing that Rigel conduct Compound Screening of Rigel's small-molecule compound library against such Novel Validated Target. If Rigel agrees to conduct such screening, the CMC shall establish criteria for an active compound to qualify as a Lead Compound. Thereafter, Rigel will conduct such screening pursuant to a workplan to be agreed to by the Parties. If Rigel identifies a Lead Compound, it shall so notify Novartis, and Section
6.4 hereof shall then apply.

6.       LICENSE GRANTS; NONCOMPETITION

         6.1      RESEARCH LICENSE GRANTS.

                  6.1.1 GRANT BY RIGEL. Rigel hereby grants to Novartis and its Affiliates a nonexclusive, non-transferable, royalty-free license during the Research Period for each

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                                      13.

Collaboration Project under the Rigel Technology, Rigel Core Technology and Rigel's interest in Project Technology in the Territory, subject to the terms of this Agreement, solely for the purpose of carrying out Novartis' responsibilities under the applicable Collaboration Project.

                  6.1.2 GRANT BY NOVARTIS. Novartis hereby grants to Rigel and its Affiliates a nonexclusive, non-transferable, royalty-free license during the Research Period for each Collaboration Project under the Novartis Technology and Novartis' interest in the Project Technology, subject to the terms of this Agreement, solely for the purpose of carrying out Rigel's responsibilities under the applicable Collaboration Project.

         6.2      COMMERCIAL LICENSE GRANTS.

                  6.2.1 Subject to Section 5.3 and the other terms and conditions of this Agreement, Rigel hereby grants to Novartis and its Affiliates an exclusive license, with the right to grant sublicenses, under the Rigel Technology and Rigel's interest in the Project Technology to make, have made, use, import, offer for sale and sell Products.

                  6.2.2 Subject to the terms and conditions of this Agreement, Rigel hereby grants to Novartis and its Affiliates a nonexclusive, non-transferable, royalty-free license under Rigel Core Technology only for confirmational screening and similar uses relating to Novel Validated Targets identified in the course of a Collaboration Project, it being understood that Novartis has the right to use such Technology for the purposes of further development, registration and commercialisation of Products.

         6.3 LICENSE TO RIGEL OF IMPROVEMENTS TO RIGEL CORE TECHNOLOGY. Novartis hereby grants to Rigel a nonexclusive, royalty-free, worldwide license, with the right to sublicense, under Novartis' interest in the Project Technology only to the extent it constitutes an improvement of the Rigel Core Technology licensed to Novartis hereunder. For the avoidance of any doubt, the license granted by Novartis under this Section 6.3 shall not include, without limitation, any Patents or Know-How claiming the composition of matter, method of making or use of Products.

         6.4 OPTION FOR LICENSE FOR RIGEL LEAD COMPOUND. Novartis shall have an option during the ninety (90) days following receipt of Rigel's notice of identification of a Lead Compound as provided in Section 5.6 to negotiate with Rigel a worldwide, exclusive license to such Lead Compound and compounds derived therefrom under terms to be agreed but including those shown on Exhibit C hereto. If Novartis does not execute such a license within such period, Rigel shall have no further obligation or liability to Novartis for such Lead Compound.

7.       FINANCIAL SUPPORT

         7.1 RESEARCH SUPPORT. Novartis will provide funding to support Rigel's efforts during the Research Period of each Joint Project, on an FTE basis at a rate of $250,000 per year multiplied by the number of FTEs as shown in Exhibit B for such Joint Project. The amounts payable shall be paid in advance by certified or bank check or wire transfer in United States dollars in four equal payments to be paid quarterly upon presentation of a corresponding invoice by Rigel. Payments shall be made no later than (a) by the first (1st) business day of each applicable Research Period quarter or (b) thirty (30) days after receipt of the

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                                      14.

corresponding invoice, whichever is the later. Research support under this
Section 7.1 shall not be credited against any equity, milestone or royalty payments due Rigel hereunder.

         7.2 MILESTONE PAYMENTS TO RIGEL. Novartis will pay to Rigel the following amounts ("Milestone Payments") in respect of the achievements with respect to each Joint Project and each At-Novartis Project:

----------------------------------------------------------------------------------------------------
MILESTONE EVENT                                                                   AMOUNT OF PAYMENT
----------------------------------------------------------------------------------------------------
         1)       NOTICE DATE OF THE FIRST NOVEL VALIDATED TARGET                       $500,000
----------------------------------------------------------------------------------------------------
         2)       NOTICE DATE OF EACH SUBSEQUENT NOVEL VALIDATED TARGET                 $250,000
                  - PER NOVEL VALIDATED TARGET
----------------------------------------------------------------------------------------------------
         3)       INITIATION OF COMPOUND SCREENING WITH EACH NOVEL
                  VALIDATED TARGET:

                  PER NOVEL VALIDATED TARGET:

                       FIRST FOUR (4) NOVEL VALIDATED TARGETS, CUMULATED OVER           $1.25 million
                       ALL COLLABORATION PROJECTS

                       EACH SUBSEQUENT NOVEL VALIDATED TARGET                           $1 million
----------------------------------------------------------------------------------------------------
          4)      FSC STATUS DECLARATION OF THE FIRST PRODUCT IDENTIFIED IN             $1.5 million
                  COMPOUND SCREENING CONDUCTED AGAINST EACH NOVEL VALIDATED
                  TARGET PURSUANT TO SECTION 5.3 - PER NOVEL VALIDATED TARGET
----------------------------------------------------------------------------------------------------
          5)      FIRST PRODUCT IDENTIFIED ON THE BASIS OF A NOVEL VALIDATED            $2.5 million
                  TARGET ENTERS PHASE I CLINICAL TRIALS - PER NOVEL VALIDATED
                  TARGET
----------------------------------------------------------------------------------------------------

             All Milestone Payments to be made by Novartis to Rigel pursuant to this Section 7.2 shall be made within thirty (30) days of receipt of an invoice from Rigel. Novartis shall promptly report to Rigel the occurrence of the Milestone Events 3), 4), and 5).

         7.3 PROJECT ACCESS PAYMENTS. No later than (a) by the Commencement Date of each Joint Project and each At-Novartis Project or (b) thirty (30) days after receipt of the corresponding invoice from Rigel, whichever is the later, Novartis will pay Rigel a project access fee of $400,000.

         7.4 ROYALTIES. Novartis shall pay to Rigel all royalties due to Third Party licenses listed on Exhibit D hereto in the event Novartis shall practice the inventions of the Patents licensed thereunder. Further, if applicable pursuant to Articles 5.6 and 6.4, Novartis shall pay to Rigel the royalties as provided in Exhibit C. For the avoidance of any doubt, Novartis shall pay to Rigel no other royalties under this Agreement.

         7.5 EXTENSION FEE. As provided in Section 5.2, the amount payable by Novartis to extend the Exclusivity Term for each year after the initial two (2) year Exclusivity Term

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                                      15.

for a Novel Validated Target ("Extension Fee") shall be $50,000 for the third
(3rd) year, $100,000 for the fourth (4th) year and, $200,000 for each of the fifth (5th), sixth (6th) and seventh (7th) year.

8.       INTELLECTUAL PROPERTY

         8.1 OWNERSHIP OF PROJECT KNOW-HOW; INVENTIONS. Project Know-How invented (as determined in accordance with United States rules of inventorship) solely by employees of one Party during the course of a Collaboration Project ("Sole Inventions") shall be the property of such Party. In the event that employees of Novartis and Rigel jointly invent any Project Know-How (again as determined in accordance with United States rules of inventorship), such Project Know-How shall be owned jointly by Novartis and Rigel, each to own an undivided one-half (1/2) interest in such Project Know-How ("Joint Invention") except as provided herein. Each Party shall cooperate with the other in completing any patent applications relating to Joint Inventions, and in executing and delivering any instrument required to assign, convey or transfer to such other Party its undivided one-half (1/2) interest.

         8.2 PATENT PROSECUTION.

                  8.2.1 Novartis Patents and Rigel Patents licensed hereunder shall be prosecuted and maintained by Novartis and Rigel, respectively, at such Party's option and its own expense; provided, however, that the Parties shall consult with and consider the comments of the CMC with respect to the prosecution of applications for such patents.

                  8.2.2 Each Party will prepare, file, prosecute and maintain patent applications for its Sole Inventions and shall be responsible for related interference proceedings.

                  8.2.3 In case of Joint Inventions, the Parties will mutually agree on the responsibility for filing and prosecuting applications or patent applications relating thereto, and the defense against Third Parties who infringe on Patents issuing thereon.

         8.3 INFRINGEMENT OF THIRD-PARTY RIGHTS.

                  8.3.1 If a Third Party claims that the practice of the Rigel Technology or Rigel Core Technology under this Agreement infringes on its Patents, each Party shall notify the other Party promptly upon learning of such claim.

                  8.3.2 Promptly upon such notification, the Parties shall meet to discuss the strategy and appropriate steps to be taken to deal with such claim, including, without limitation, by working around the Patents of the Third Party, by practicing the Rigel Technology or Rigel Core Technology in countries where the Third Party has no applicable Patents, by seeking to invalidate the Third Party Patents or by entering into negotiations with such Third Party regarding a license under its Patents. The Parties shall further agree on an equitable and fair distribution of the costs resulting from any such course of action.

9.       REPRESENTATIONS AND WARRANTIES

         9.1 REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the other that:

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                                      16.

                  9.1.1 CORPORATE POWER. It is duly organized and validly existing under the laws of its state or country of incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                  9.1.2 DUE AUTHORIZATION. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

                  9.1.3 BINDING AGREEMENT. This Agreement is legally binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  9.1.4 GRANT OF RIGHTS; MAINTENANCE OF AGREEMENTS. It has not, and will not during the Term of the Agreement, grant any right to any Third Party which would conflict with the rights granted to the other Party hereunder. It has (or will have at the time performance is due) maintained and will maintain and keep in full force and effect all agreements necessary to perform its obligations hereunder.

                  9.1.5 VALIDITY. It is aware of no action, suit or inquiry or investigation instituted by any governmental agency which questions or threatens the validity of this Agreement.

                  9.1.6 EMPLOYEE OBLIGATIONS. All of its employees, officers and consultants have executed agreements requiring in the case of employees and officers, assignment to the Party of all inventions made during the course of and as a result of their association with such Party and obligating the individual to maintain as confidential the confidential information of the Party, as well as the confidential information of a Third Party which such Party may receive.

         9.2 DISCLAIMER CONCERNING TECHNOLOGY. THE TECHNOLOGY PROVIDED BY EACH PARTY HEREUNDER IS PROVIDED "AS IS" AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH
RESPECT THERETO. Without limiting the generality of the foregoing, each Party expressly does not warrant (i) the success of any Program of Research or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

10.      CONFIDENTIALITY; PUBLICATION

         10.1 CONFIDENTIALITY. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, for the Term of the Agreement and for five (5) years thereafter, the receiving Party (the "Receiving Party") shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided in this Agreement any Confidential Information furnished to it

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                                      17.

by the other Party (the "Disclosing Party") pursuant to this Agreement unless the Receiving Party can demonstrate by contemporaneous, competent written proof that such Confidential Information:

                         (a) was already known to the Receiving Party, other
than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

                         (b) was generally available to the public or
otherwise part of the public domain at the time of its disclosure to the Receiving Party;

                         (c) became generally available to the public or
otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of the Agreement;

                         (d) was disclosed to the Receiving Party, other than
under an obligation of confidentiality to a Third Party, by a Third Party who had no obligation to the Disclosing Party or any Third Party not to disclose such information to others; or

                         (e) was independently discovered or developed by the
Receiving Party without the use of Confidential Information belonging to the Disclosing Party.

         10.2     AUTHORIZED DISCLOSURE.

                  10.2.1 Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

                         (a) filing or prosecuting Patents relating to
Project Know-How;

                         (b) regulatory filings;

                         (c) prosecuting or defending litigation;

                         (d) complying with applicable governmental
regulations;

                         (e) conducting pre-clinical or clinical trials of
Products; and

                         (f) disclosure to Affiliates, sublicensees,
employees, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 10.

                  10.2.2 Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to this Section 10.2 it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use commercially reasonable efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The Parties will consult with each other and agree on the provisions of this Agreement to be redacted in any filings made by the Parties with the Securities and Exchange Commission or as otherwise required by law.

         10.3 PUBLICATIONS.

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                                      18.

                  10.3.1 REVIEW AND APPROVAL. Each Party to this Agreement recognizes that the publication of papers, including oral presentations and abstracts, regarding the Research Cooperation, subject to reasonable controls to protect Confidential Information, can be beneficial to both Parties. However, each Party shall have the right to review and approve any paper proposed for publication by the other Party, including oral presentations and abstracts, which utilizes data generated from the Research Cooperation or includes Confidential Information of the reviewing Party.

                  10.3.2 REVIEW AND APPROVAL PROCESS. At least forty-five (45) days before any such paper is presented or submitted for publication, the Party proposing publication shall deliver a complete copy to the other Party. The receiving Party shall review any such paper and give its comments to the publishing Party within thirty (30) days of the delivery of such paper to the receiving Party. With respect to oral presentation materials and abstracts, the Parties shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing Party with appropriate comments, if any, but in no event later than thirty (30) days from the delivery date thereof to the receiving Party. The publishing Party shall comply with the other Party's request to delete references to such other Party's Confidential Information in any such paper and agrees to withhold publication of same an additional ninety (90) days in order to permit the Parties to obtain patent protection, if either of the Parties deem it necessary, in accordance with the terms of this Agreement.

         10.4 SAMPLES. Samples of compounds provided by one Party (the "Supplying Party") to the other Party (the "Receiving Party") during the Research Program shall not be supplied or sent by the Receiving Party to any Third Party without the written consent of the Supplying Party. The Receiving Party shall return to the Supplying Party any samples not used upon expiration or termination of the applicable Research Period, except that Novartis may retain such samples to the extent necessary to exercise the licenses granted in
Section 6.2.

11.      TERM AND TERMINATION

         11.1 TERM OF THE AGREEMENT. This Agreement shall become effective upon the Effective Date and continue until the later of (i) the expiration of the obligation of Novartis to pay royalties as provided in Section 7.4, and (ii) the expiration of the last Patent licensed to Novartis under this Agreement, whereupon the licenses granted under Sections 6.2 and 6.3 shall be deemed non-exclusive, perpetual and fully paid-up.

         11.2 TERMINATION FOR MATERIAL BREACH. Each Party shall have the right to terminate this Agreement after ninety (90) days prior notice to the other that the other Party has committed a material breach of the Agreement other than performance of obligations under a Collaboration Project, unless the other Party cures (to the extent practicable) the breach within such period of time. Licenses granted to the non-breaching Party under Section 6 of this Agreement shall not be affected by termination for material breach. All licenses granted to the breaching Party under Section 6 of this Agreement shall automatically terminate upon such termination.

         11.3 ACCRUED RIGHTS, SURVIVING OBLIGATIONS. Expiration or termination of this Agreement shall not affect any accrued rights or obligations of either Party. Sections 9, 10, 11 (and Section 6 to the extent referenced therein), 12, 13, 14.1, and 14.3 through 14.10, and any

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                                      19.

definitions of terms used therein shall survive any expiration or termination of this Agreement.

12.      INDEMNITY

         12.1 INDEMNIFICATION. Each Party hereby agrees to save, defend and hold the other Party and its directors, officers, employees, and agents harmless from and against any and all claims, suits, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys' fees (collectively, "Claims") for damage to persons or property resulting directly or indirectly from actions in connection with a Collaboration Project by the indemnifying Party, its Affiliates, agents or sublicensees, but only to the extent such Claims result from the gross negligence or willful misconduct of the indemnifying Party or its Affiliates, agents or sublicensees and do not result from the negligence of the Party seeking indemnification.

         12.2 PRODUCT LIABILITY. Novartis hereby agrees to indemnify, hold harmless and defend Rigel and its directors, officers, employees, and agents against any Claim or Claims, including, but not limited to claims for bodily injury and death, resulting from or arising out of the manufacture, use or sale of Products by Novartis, its Affiliates and sublicensees.

         12.3 CONTROL OF DEFENSE. Any entity entitled to indemnification under this Article 12 shall give notice to the indemnifying Party of any Claims that may be subject to indemnification and, promptly after learning of such Claim, the indemnifying Party shall assume the defense of such Claims with counsel reasonably satisfactory to the indemnified Party. If such defense is assumed by the indemnifying Party with counsel so selected, the indemnifying Party will not be subject to any liability for any settlement of such Claims made by the indemnified Party without its consent (but such consent will not be unreasonably withheld or delayed), and will not be obligated to pay the fees and expenses of any separate counsel retained by the indemnified Party with respect to such Claims.

13.      GOVERNING LAW; DISPUTE RESOLUTION

         13.1 GOVERNING LAW. This Agreement shall be governed by laws of the state of Delaware, as such law applies to contracts entered into in Delaware by residents of Delaware, without reference to its choice of law provisions.

         13.2 DISPUTE RESOLUTION. In the event of any dispute, the Parties shall refer such dispute to a designated executive of Rigel and a designated executive of Novartis for attempted resolution by good faith negotiations within thirty
(30) days after such referral is made. In the event such executives are unable to resolve such dispute within such thirty (30) day period, either Party may invoke the provisions of Section 13.3 below.

         13.3 JURISDICTION AND VENUE. Except as provided in Section 13.2 above, any claim or controversy arising out of or related to this Agreement or any breach hereof shall be adjudicated in the federal district court of Dover, Delaware, and the Parties hereby consent to the jurisdiction and venue of such court.

14.      GENERAL PROVISIONS

         14.1 NOTICES. All notices required or permitted to be given under this Agreement shall be in writing and shall be mailed by registered or certified mail addressed to

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                                      20.

the signatory to whom such notice is required or permitted to be given and transmitted by facsimile to the number indicated below. All notices shall be deemed to have been given when mailed, as evidenced by the postmark at the point of mailing, or faxed; provided that such fax is confirmed by electronic confirmation of transmission.

              All notices to Novartis shall be addressed as follows:

                       Novartis Pharma AG
                       Lichtstrasse 35
                       P.O. Box
                       CH-4002 Basel
                       Switzerland
                       Attn: Legal Department
                       Fax: +41-61-324-6859

              All notices to Rigel shall be addressed as follows:

                       Rigel Pharmaceuticals, Inc.
                       240 East Grand Avenue
                       South San Francisco, CA 94080
                       Attn:  President
                       Fax: +1-650-624-1101

              with a copy to:

                       Cooley Godward LLP
                       Five Palo Alto Square
                       3000 El Camino Real
                       Palo Alto, California  94306
                       Attn:  Patrick A. Pohlen, Esq.
                       Fax:  (650) 857-0663

         Any Party may, by written notice to the other, designate a new address or fax number to which notices to the Party giving the notice shall thereafter be mailed or faxed.

         14.2 FORCE MAJEURE. No Party shall be liable for any delay or failure of performance to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the Party claiming excuse uses commercially reasonable efforts to overcome the same.

         14.3 ENTIRETY OF AGREEMENT. This Agreement embodies the entire, final and complete agreement and understanding between the Parties and replaces and supersedes all prior discussions and agreements between them with respect to its subject matter. No modification or waiver of any terms or conditions hereof shall be effective unless made in writing and signed by a duly authorized officer of each Party.

         14.4 NON-WAIVER. The failure of a Party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not constitute a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      21.

         14.5 DISCLAIMER OF AGENCY. Neither Party is, or will be deemed to be, the legal representative or agent of the other, nor shall either Party have the right or authority to assume, create, or incur any third Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.

         14.6 SEVERABILITY. If a court of competent jurisdiction declares any provision of this Agreement invalid or unenforceable, or if any government or other agency having jurisdiction over either Rigel or Novartis deems any provision to be contrary to any laws, then that provision shall be severed and the remainder of the Agreement shall continue in full force and effect. To the extent possible, the Parties shall revise such invalidated provision in a manner that will closely approximate the Parties' original intent.

         14.7 AMBIGUITIES. The Parties hereby acknowledge that they have drafted this Agreement jointly. Thus, any presumption that ambiguous provisions shall be construed against the party drafting an agreement is inapplicable, and each Party expressly agrees not to invoke said presumption in the event of a dispute between the Parties relating to this Agreement.

         14.8 AFFILIATES; ASSIGNMENT. Except as otherwise provided herein, neither Party may assign its rights or delegate its duties under this Agreement without the prior written consent of the other Party, not to be unreasonably withheld; provided, however, that either Party may assign this Agreement to any of its Affiliates or to any successor by merger or sale of substantially all of the assets or business unit to which this Agreement relates; provided further, however, that any such assignment shall be made in a manner such that the assignee expressly undertakes in writing to be liable and responsible for the performance and observance of all its duties and obligations hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any attempted delegation or assignment not in accordance with this
Section 14.7 shall be of no force or effect.

         14.9 HEADINGS. The headings contained in this Agreement have been added for convenience only and shall not be construed as limiting.

         14.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      22.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement.



RIGEL PHARMACEUTICALS, INC.                NOVARTIS PHARMA AG




By: /s/ James M. Gower                     By: /s/ Paul Herring
   -------------------------------            --------------------------------
Name: James M. Gower                       Name: Dr. Paul Herring
     -----------------------------              ------------------------------
Title: President & CEO                     Title:   Head of Research
      ----------------------------               -----------------------------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      23.

                                   EXHIBIT A-1

                           T-CELL PROGRAM OF RESEARCH



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      24.

                NOVEL REGULATORY PATHWAYS IN T AND B LYMPHOCYTES

                            NOVARTIS PROJECT OUTLINE

             PROJECT I: IDENTIFICATION OF REGULATORY PROTEINS THAT
                                AFFECT T CELL ACTIVATION

INTRODUCTION

         Activation of specific signaling pathways in lymphocytes determines the quality, magnitude and duration of immune responses. In transplantation, acute and chronic inflammatory diseases, and autoimmunity, it is these pathways that are responsible for the induction, maintenance and exacerbation of' disuse lymphocyte responses. Of the many activation pathways that have been elucidated, most are ubiquitous and not unique to a particular cell lineage. The goal of this proposal is to identify and validate novel signaling molecules specific for T cell activation and effector function. From these molecules, T cell-specific targets will be identified that axe effective in modulating immune-mediated processes. A combination of high throughput functional and yeast two-hybrid genetic screens will be employed to isolate and map novel signaling molecules in lymphocyte activation. Engagement of the [ * ] in conjunction with T cell assistance stimulates humoral immunity characterized by immunoglobulin production and antigen presentation by B cells. Likewise, T cell signaling through the T cell receptor (TCR) and other molecules [ * ] leads to specific cellular immunity. Summarized below, in Table 1, is our strategy for identifying and validating novel T cell intracellular signaling molecules. Each approach, its readout, and the libraries to be used are detailed in the remaining sections of the proposal.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      26.

TABLE 1. SUMMARY OF SCREENS TO IDENTIFY INTRACELLULAR REGULATORS OF LYMPHOCYTE ACTIVATION AND/OR EFFECTOR FUNCTION.

---------------------------------------------------------------------------------------
                                                                INTRACELLULAR TARGETING
APPROACH                                 READOUT                STRUCTURES AND MOTIFS
---------------------------------------------------------------------------------------
PROJECT I
IDENTIFICATION OF REGULATORY
PROTEINS THAT AFFECT T CELL
ACTIVATION
---------------------------------------------------------------------------------------
1.   PRIMARY SCREENS
---------------------------------------------------------------------------------------
[ * ]                                    [ * ]                  [ * ]

[ * ]                                    [ * ]                  [ * ]
---------------------------------------------------------------------------------------
2.   SECONDARY ASSAYS
---------------------------------------------------------------------------------------
[ * ]                                    [ * ]

[ * ]                                    [ * ]
--------------------------------------------------------------------------------------
3.   PATHWAY MAPPING
--------------------------------------------------------------------------------------
[ * ]                                    [ * ]                  [ * ]
[ * ]                                    [ *   ]                [ * ]
--------------------------------------------------------------------------------------

PROJECT I.

IDENTIFICATION OF REGULATORY PROTEINS THAT AFFECT T CELL ACTIVATION.

1    Primary Screens

         Screens in Project I will [ * ]. Modulating T cell activation and function has clinical relevance for transplantation, autoimmunity and inflammatory diseases.

1.1 Primary peptide screen for inhibition of [ * ] in T cells stimulated through [ * ]

         [ * ]

1.2  Functional screening for inhibitors of [ * ].

         [ * ].

2.   SECONDARY ASSAYS

2.1  Secondary assays measuring expression of cell surface [ * ]

         [ * ].

         FIGURE 1

         DIAGRAM

2.2  Secondary assays measuring T cell differentiation into [ * ]

         [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      27.

EXPERIMENTAL DESIGN AND METHODS

PROJECT I.

IDENTIFICATION OF REGULATORY PROTEINS THAT AFFECT T CELL ACTIVATION.

         RATIONALE:

         T cells are pivotal in determining the type of immune response and its duration. Alterations in T cell activation and regulation are implicated in numerous diseases such as acute and chronic inflammation, autoimmunity and graft rejection. The screens in this approach will identify T cell activation-specific signaling molecules and assess their bias towards [ * ]. This will permit specific intervention into T cell-mediated processes that contribute to or are the basis of disease.

1        PRIMARY SCREENS.

1.1 Primary peptide screen for inhibition of [ * ] in T cells stimulated through [ * ]

         [ * ].

         PEPTIDE LIBRARY SCREENING AND PROTEIN TARGET IDENTIFICATION.

         [ * ].

         We have developed several retroviral constructs to control all aspects of peptide expression and localization. This gives us great flexibility when designing retroviral libraries within any cell line and with whatever characteristics are deemed necessary for intracellular peptide expression (see Appendix G). Constrained peptides have many valuable features compared to linear peptides, including enhanced resistance to proteolysis and a restricted conformation space that can result in a higher binding affinity for cognate binding proteins.

         [ * ].

1.2 Functional screening for inhibitors of [ * ]-induced transcription of the [ * ] promoter in cell lines carrying the [ * ] promoter upstream of n reporter fused to death genes

         [ * ].

2 SECONDARY ASSAYS TO ASSESS PHYSIOLOGIC CHARACTERISTICS AND SPECIFICITY OF PRIMARY FUNCTIONAL PEPTIDE HITS.

2.1 Secondary assays measuring expression of cell surface T cell [ * ]

         [ * ]. The overall aim of these assays is to test the specificity and physiologic characteristics of the functional peptide hits. This will be a critical step in determining priority of hits for more intensive investigation. [ * ]. In this manner, activation pathways that mediate multiple functions in T cells can be deconvoluted in a step-wise manner.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      28.

2.2 Secondary assays measuring T cell differentiation into [ * ] and [ * ] cells in T cell lines and primary human [ * ] T cells

         [ * ].

         Functionally validated peptide hits will then be used as bait to isolate their interacting protein targets by genetic (yeast two-hybrid) screening technologies (see section 3 for yeast two-hybrid details). These new interacting partners can be cycled into the functional assays to assess their specific role in T cell signaling. In this manner, activation pathways that mediate multiple functions in T cells can be deconvoluted in a step-wise manner.

PROJECT I - PATHWAY MAPPING.

FUNCTIONAL MAPPING OF NOVEL T CELL SIGNALING PROTEINS.

3.1 Yeast two-hybrid screening, to identify and map proteins that interact with functional peptide hits.

         Peptides that modulate lymphocyte activation do so by binding to intracellular proteins that are members of signal transduction pathways which ultimately lead to diverse phenotypic endpoints in T cells. Identification of functional peptide-target protein pairs in these pathways will enable subsequent screening for low molecular weight compounds that alter T cell function.

         Priority peptide hits from the library screens that alter lymphocyte activation will be subjected m yeast two-hybrid screening to identify their intracellular binding partners. The libraries to be screened are described in section 1 above. The screening protocol for identification of interacting proteins is summarized in Appendix D. [ * ].

         INITIAL STEPS FOR TARGET IDENTIFICATION/VALIDATION (SEE FLOWCHART IN APPENDIX L).

         It is important to recognize that once a target protein/peptide pair has been identified, the relationship between that target protein and the pathway of interest for that particular cell type is defined by virtue of the functional screen that produced it. False positives arise only if the hit binds to additional proteins not related to the functional pathway of interest. The binding peptide minimizes this possibility as it binds to only a portion of the cDNA in a manner that regulates the pathway of interest. Below is a protocol to discriminate false positives from pathway-specific protein/peptide target pairs.

         Once the desired change in the phenotype of the library-infected cells is achieved, the cDNAs/peptides responsible will be sequenced. Individual sequences derived from the libraries, and subsequently two-hybrid approaches will be tested for their ability to alter T or B cell activation as described earlier. Targets are defined as functional cDNAs whose binding peptide can alter its influence on lymphocyte activation in a desired way.

         The protein/peptide pairs can be subjected to numerous secondary assays to confirm their role and specificity in lymphocyte activation/regulation. The type of protein/peptide pairs identified will dictate the exact assays performed. These assays include [ * ]. These assays will assist the Joint Novartis-Rigel Research Committee in their determination of targets to be introduced into Novartis small molecule compound screens. Below is a brief description of the rationale and approach for each of the assays described above.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      29.

         [ * ].




















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      30.

HEADCOUNT

         To run optimally, the T cell project (Project I) and the B cell project (Project II) will each take 12 full-time Rigel FTEs. Listed here are the scientists who would begin working on the T cell project:

         David Ferrick: Dr. Ferrick is the project director and is the primary supervisor responsible for ensuring the project hits milestones and objectives in a timely manner. [ * ].

         Charlene Liao: Dr. Liao is the project leader and will coordinate all communication between Rigel and Novartis. [ * ].

         Peiwen Yu: Dr. Yu is a Scientist who is investigating functional T cell targets and two-hybrid hits. [ * ].

         TBH: A Scientist is required to be in charge of retroviral library design and production. [ * ].

         S. Swift: S. Swift is the Senior Research Associate in charge of retroviral production and tissue culture. [ * ].

         G. Mintier: G. Mintier is the Research Associate responsible for retroviral vector design and testing. [ * ].

         H. Khoshnevisan: H. Khoshnevisan is a cell biology Research Associate responsible for all the tissue culture work for the project. [ * ].

         M. Aujay: M. Aujay is the Research Assistant in charge of the sequencing core. [ * ].

         P. Fallon: P. Fallon is the Senior Research Associate in charge of the high-speed flow cytometry core. [ * ].

         B. Huang: B. Huang is an Intracellular Pathway Mapping Manager in charge of two-hybrid screening. [ * ].

         D. Hatran: D. Hatran is a molecular biology Research Associate in the target identification group. [ * ].

         C. Lau: C. Lau is a Research Associate responsible for all the subcloning of hits into expression vectors [ * ].


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      31.

                                   APPENDIX A

                                      [ * ]

                                   APPENDIX B

                                      [ * ]

                                   APPENDIX C

                                      [ * ]

                                  APPENDIX D(1)

                                      [ * ]

                                 APPENDIX D (2)

                                      [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      32.

APPENDIX E

PROTOCOL FOR TRANSFECTION OF PHOENIX CELLS AND INFECTION OF NONADHERENT TARGET CELLS

         DIAGRAM

         DAY 1:

         Seed Phoenix cells (Es or As) in 10cm plates at 5 x 10E6 cells in 6 ml (DMEM + 10% FBS + Pen/Strep) per plate the day before transfection.

         DAY 2:

         Allow all reagents to reach room temperature 30 min. before
starting. Add 50 mM chloroquine at 8 microliter/plate (50 microM   final)
before preparing the transfection solution.

         Mix CaPO4 reagents in 15ml polypropylene tube:

             per plate:    10 micrograms DNA 122 microliter 2M CaCl2 876
microliter H20 1.0ml 2X HBS

         Add 2X I-lBS and depress the expulsion button completely to bubble air through the mix for 10 secs. Immediately add mixture gently dropwise to plate.

         Incubate 3-8 hours.

         Remove medium and replace with 6.0 ml DMEM-medium.

         DAY 3:

         Change medium again to 6.0 mls of medium optimal for the cells to be infected.

         Move to 32 DEG. C either in the rooming or afternoon depending on the Phoenix cell confluency and whether you will infect at 48 or 72 hrs after transfection.

         DAY 4 OR 5:

         Collect virus supernatant from transfected plates (6.0 ml) into 50 ml tubes and add protamine sulfate to a final concentration of 5 microgram/ml.

         Pass through a 0.45 micrometer filter.

         Count target cells and distribute 10E7 cells per 10 cm plate transfected to 50 ml tubes and pellet 5 min.

         Resuspend each pellet of target cells in virus supernatant and transfer to a 6 well plate at 1.0-1.2 ml per well.

         Seal plate with parafilm and centrifuge at RT for 30-90 min. at 2500
RPM.

         Remove parafilm and incubate plate over night at 37 DEG. C.

         DAY 5:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      33.

         Collect and pellet each well of target cells. Resuspend in 3 ml medium and transfer back to the same 6well plate.

         Infection can be repeated by refeeding the Phoenix cells with 6ml fresh medium and reinfecting the same cells again up to 3 times to increase % of cells infected (for instance at 48, 56, and 72 hours)

         DAY 7 OR DAY 8:

         At 48 to 72 hrs. post infection, target cells are ready to analyze for expression.

















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      34.

APPENDIX F

[ * ]

APPENDIX G

[ * ]











[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      35.

                                   APPENDIX H

                                     [ * ]


















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      36.

                                   Appendix J

                                     [ * ]


















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      37.

                                   Appendix K

                                     [ * ]























[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      38.

                                 Appendix L (1)

                                     [ * ]























[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      39.

                                 Appendix L(2)

                                     [ * ]






















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      40.

                         Rigel-Novartis Collaboration

                                     [ * ]

























[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      41.

                                  EXHIBIT A-2

                           B-CELL PROGRAM OF RESEARCH






















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      42.

                                                             PROVISIONAL DRAFT

                NOVEL REGULATORY PATHWAYS IN T AND B LYMPHOCYTES

                            NOVARTIS PROJECT OUTLINE

         PROJECT II: IDENTIFICATION OF REGULATORY PROTEINS THAT AFFECT
                           BCR-INDUCED IG PRODUCTION

INTRODUCTION

         Activation of specific signaling pathways in lymphocytes determines the quality, magnitude and duration of immune responses. In transplantation, acute and chronic inflammatory diseases, and autoimmunity, it is these pathways that are responsible for the induction, maintenance and exacerbation of disease lymphocyte responses. Of the many activation pathways that have been elucidated, most are ubiquitous and not unique to a particular cell lineage. The goal of this proposal is to identify and validate novel (signaling) molecules specific for B cell activation and effector function as potential pharmacological targets for B cell inhibition. From these molecules, B ce!l-specific targets will be identified that are effective in modulating immune-mediated processes.
A combination of high throughput functional and yeast two-hybrid genetic screens will be employed to isolate and map novel (signaling) molecules essential for lymphocyte activation. Engagement of the [ * ] together with additional activation principals stimulates humoral immunity characterized by immunoglobulin production and antigen presentation by B cells. Summarized below, in Table 1, are four strategies for identifying and validating novel B cell intracellular signaling molecules. Each approach, its readout, and the libraries to be used are detailed in the remaining sections of the proposal.
Two of these approaches (to be chosen by the Joint Novartis-Rigel Research Management Committee) will be pursued initially.

PREFINAL DRAFT -- ELEMENTS YET TO BE FINALIZED









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                                      43.

TABLE 1. SUMMARY OF SCREENS TO IDENTIFY INTRACELLULAR REGULATORS OF LYMPHOCYTE ACTIVATION AND/OR EFFECTOR FUNCTION.


------------------------------------------------------------------------------
PROJECT II
IDENTIFICATION OF
REGULATORY PROTEINS THAT
AFFECT BCR-INDUCED IG
PRODUCTION
------------------------------------------------------------------------------
APPROACH                               READOUT                LIBRARY
------------------------------------------------------------------------------
1.  PRIMARY SCREENS
------------------------------------------------------------------------------
[ * ]                                  [ * ]                  [ * ]
------------------------------------------------------------------------------
2. SECONDARY ASSAYS
------------------------------------------------------------------------------
[ * ]                                  [ * ]
------------------------------------------------------------------------------










[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      44.

EXPERIMENTAL DESIGN AND METHODS

IDENTIFICATION OF REGULATORY PROTEINS THAT AFFECT B CELL ACTIVATION

1        Primary Screens

         During xeno-transplantation, the initial hyperacute rejection is predominantly mediated by complement and secretory Ig. Inhibition of secretory Ig production may result in suppression of the rejection. Therefore, the primary goal of our screen is to identify protein targets that are involved in the pathways that lead to the production and secretion of Ig. [ * ]. The knowledge obtained from these screens provides a comprehensive perspective on this complex and intractable area in a manner not possible with any single approach.

1.1 Screen 1: Primary peptide screen looking for signaling molecules involved in [ * ] activation as measured by inhibition of B cell activation marker up-regulation.

[ * ]

         PEPTIDE LIBRARY SCREENING AND PROTEIN TARGET IDENTIFICATION:

         [ * ]

1.2 Screen 2: Primary peptide screen for inhibitors of [ * ] promoter activity in a mature B cell line stimulated through [ * ].

[ * ]

1.3 Screen 3: Primary peptide screen for inhibitors of [ * ] as measured by [ * ] in a mature B cell line.

         [ * ]

1.4 Back-up Screen: Primary peptide screen for inhibition of [ * ] measured by [ * ] in a mature or immature B cell line.

[ * ]

2. SECONDARY ASSAYS TO ASSESS PHYSIOLOGIC CHARACTERISTICS AND SPECIFICITY OF PRIMARY FUNCTIONAL PEPTIDE HITS.

2.1 Secondary assays measuring [ * ] in B cell lines and primary human PBL B cells stimulated through [ * ].

         After library enrichment, individual sequences shown to modulate BCR signaling and/or Ig secretion will be introduced into a standard set of secondary assays. The overall aim of these assays is to test the specificity and physiologic characteristics of the functional peptide hits. This will be a critical step in prioritizing hits for more intensive investigation. [ * ].

         Functionally validated peptide hits will then be used as bait to isolate their interacting protein targets by genetic (yeast two-hybrid) screening technologies (see section 3 for yeast two-hybrid details). These new interacting partners can be cycled into the functional assays


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      45.

to assess their specific role in Ig secretion. In this manner, activation pathways that mediate multiple functions in Ig secretion can be deconvoluted in a step-wise manner.

2.2 Additional assays to further characterize the specificity of hits that block [ * ].

         In addition to secondary assays directly targeting [ * ], a combination of generic assays [ * ].

         Peptide hits validated in these [ * ] assays will be cycled into yeast two-hybrid screens as described in section 2.1 and section 3.1.

PATHWAY MAPPING.

FUNCTIONAL MAPPING OF NOVEL B CELL SIGNALING PROTEINS.

3.1 Yeast two-hybrid screening to identify and map proteins that interact with functional peptide hits.

         Peptides that modulate lymphocyte activation do so by binding to intracellular proteins that are members of signal transduction pathways which ultimately lead to diverse phenotypic endpoints in B cells. Identification of functional peptide-target protein pairs in these pathways will enable subsequent screening for low molecular weight compounds that alter T and B cell function.

         Priority peptide hits from the library screens that alter [ * ] signaling will be subjected to yeast two-hybrid screening to identify their intracellular binding partners .(Appendix N). The libraries to be screened will be derived from various populations of B cells. The screening protocol for identification of interacting proteins is summarized in Appendix O. [ * ].

         Isolated proteins that are determined to interact with the functional sequence baits will be tested for their ability to affect [ * ] signaling in the previously discussed secondary assays. The various ways to determine function in the secondary assays is [ * ].

         INITIAL STEPS FOR TARGET IDENTIFICATION/VALIDATION (SEE FLOWCHART IN APPENDIX QI AND Q2).

         It is important to recognize that once a target protein/peptide pair has been identified, the relationship between that target protein and the pathway of interest for that particular cell type is defined by virtue of the functional screen that produced it. False positives arise only if the hit binds to additional proteins not related to the functional pathway of interest. The binding peptide minimizes this possibility as it binds to only a portion of the cDNA in a manner that regulates the pathway of interest. Below is a protocol to discriminate false positives from pathway-specific protein/peptide target pairs.

         Once the desired change in the phenotype of the library-infected cells is achieved, the cDNAs/peptides responsible will be sequenced. Individual sequences derived from the libraries, and subsequently two-hybrid approaches will be tested for their ability to alter B cell activation as described earlier in Sections 1 and 2. Initial targets are defined as functional cDNAs whose binding peptide can alter its influence on lymphocyte activation in a desired way.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      46.

         The protein/peptide pairs can be subjected to numerous secondary assays to confirm their role and specificity in lymphocyte activation/regulation. The type of protein/peptide pairs identified will dictate the exact assays performed. These assays include [ * ]. Below is a brief description of the rationale and approach for each of the assays described above.

         [ * ]

         Some or all of the above methods can be employed to confirm that a protein/peptide pair, identified in the initial screen is functionally relevant. Because of our retroviral technology virtually any strategy of intracellular expression can be utilized to verify protein/peptide target pairs in living cells. It will be the task of the RMC to determine which assays are necessary to sufficiently define a functional protein/peptide pair for the next phase of development, specifically small molecular weight compound screening.

3.2 Additional levels of Yeast two-hybrid screening to identify and map proteins that interact with the functional cDNA target

         The functional cDNA targets identified in 3.1 that bind to the inhibitory peptide will be used as bait to identify its binding partners. This second level of yeast two-hybrid analysis will identify [ * ].

HEADCOUNT

         To run optimally, the T cell project (Project I) and the B cell project (Project II) will each take 12 full-time Rigel FTEs. Listed here are the scientists who would begin working on the B cell project (see Appendix R for an amended list of the scientists who will begin working on the T cell project):

         Ying Luo: Dr. Luo is the project director and is the primary supervisor responsible for ensuring that the project hits milestones and objectives in a timely fashion. [ * ].

         H. Mancebo: H. Mancebo will coordinate all communication between Rigel and Novartis. [ * ].

         C. A. Fu: Dr. Fu is a scientist who is investigating [ * ] targets and two-hybrid hits. [ * ].

         TBH: A Scientist is required who will be in charge of retroviral library design and production. [ * ].

         A. Friera: A. Friera is the Senior Research Associate in charge of retroviral production and tissue culture. [ * ].

         C. Young: C. Young is the Research Associate responsible for retroviral vector design and testing. [ * ].

         TBH: An additional cell biology Research Associate will be required who will be responsible for all the tissue culture work for the project. [ * ].

         M. Fox: M. Fox is the Research Assistant in charge of the sequencing core. [ * ].

         Alex Rossi: A. Rossi is a Cell Biology Manager responsible for setting-up and implementing all the FACS-based assays. [ * ].

         M. Shen: M. Shen is the Senior Research Associate in charge of two-hybrid screening. [ * ].

         J. Lasaga: J. Lasaga is a molecular biology Research Associate in the target identification group. [ * ].

         Research Associate TBH: An additional molecular biology Research Associate will be needed who will be responsible for all the subcloning of hits [ * ].


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      47.

                                   APPENDIX A

                                     [ * ]













[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      48.

                                   APPENDIX B

                                     [ * ]



















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      49.

APPENDIX D

PROTOCOL FOR TRANSFECTION OF PHOENIX CELLS AND INFECTION OF NONADHERENT TARGET CELLS

DIAGRAM

Day 1:

Seed phoenix cells (Es or As) in 10cm plates at 5 x 10E6 cells in 6 ml (DMEM + 10% FBS + Pen/Strep) per plate the day before transfection.

Day 2:
Allow all reagents to reach room temperature 30 min. before staring. Add 50 mM chloroquine at 8 microliter/plate (50 microM final) before preparing the transfection solution.

Mix CaPO4 reagents in 15 ml polypropylene tube:
    Per plate:        10 micrograms DNA
                      122 microliters 2M CaCl2
                      876 microliters H2O
                      1.0ml 2X HBS

Add 2X HBS and depress the expulsion button completely to bubble air through the mix for 10 secs. Immediately add mixture gently dropwise to plate. Incubate 3-8 hours.
Remove medium and replace with 6.0 ml DMEM-medium.

Day 3:
Change medium again to 6.0 mls of medium optimal for the cells to be infected. Move to 32 degrees C either in the morning of afternoon depending on the Phoenix cell confluency and whether you will infect at 48 or 72 hrs after transfection.

Day 4 or 5:

Collect virus supernatant form transfected plates (6.0 ml) into 50 ml tubes and add protamine sulfate to a final concentration of 5 micrograms/ml. Pass through a 0.45 microm filter. Count target cells and distriubte 10x7 cells per 10cm plate transfected to 50 ml tubes and pellet 5 min. Resuspend each pellet of target cells in virus supernatant and transfer to a 6 well plate at 1.0-1.2 ml per well. Seal plate with parafilm and centrifuge at RT for 30-90 min. at 2500 RPM. Remove parafilm and incubate plate over night at 37 degrees C.

Day 5:

Collect and pellet each well of target cells. Resuspend in 3 ml medium and transfer back to same 6 well plate. Infection can be repeated by refeeding the Phoenix cells with 6ml fresh medium and reinfecting the same cells agains up to 3 times to increase % of cells infected (for instance at 48, 56, and 72 hours)

Day 7 or Day 8:

At 48 to 72 hrs. post infection, target cells are ready to analyze for expression.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      50.

                                   APPENDIX E

                                     [ * ]














[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      51.

                                   APPENDIX F

                                     [ * ]

















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      52.

                                   APPENDIX G

                                     [ * ]
















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      53.

                                   APPENDIX H

                                     [ * ]


















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      54.

                                   APPENDIX I

                                     [ * ]

















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      55.

                                   APPENDIX J

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      56.

                                   APPENDIX K

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      57.

                                   APPENDIX L

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      58.

                                   APPENDIX M

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      59.

                                   APPENDIX N

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      60.

                                   APPENDIX O

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      61.

                                 APPENDIX P(1)

                                     [ * ]



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                                      62.

                                 APPENDIX P(2)

                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      63.

                 APPENDIX Q1 FLOW CHART FOR FUNCTIONAL SCREENS
                (IDENTIFICATION OF TARGET PROTEIN/PEPTIDE PAIRS)



                                     [ * ]



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                                      64.

                                  APPENDIX Q2

                            TARGET VALIDATION STEPS

                                     [ * ]



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                                      65.

                     RIGEL/NOVARTIS COLLABORATION TIMELINE



                                     [ * ]



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      66.

                                   EXHIBIT B

                                       NUMBER
                                       OF                COMMENCEMENT
             PROJECT                   FTES              DATE

B-1          T-Cell Project            12                Effective Date

B-2          B-Cell Project            12                To be determined



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                                      67.

                                   EXHIBIT C

                    LICENCE TERMS UNDER ARTICLES 5.6 AND 6.4

1.  DEFINITIONS:

For purposes of this Exhibit C the term

- "Direct Product" shall mean a product developed by Novartis based upon a Rigel-supplied compound or a derivative thereof, the manufacture, use or sale of which in the absence of a licence, would infringe a valid claim (to be defined in a full agreement) of Rigel.

- "Indirect Product" shall mean a product developed by Novartis based upon a Rigel-supplied compound or a derivative thereof and which is not a Direct Product.

2.  CONSIDERATION DUE FOR EACH DIRECT PRODUCT:

         (A)      LICENSE EXECUTION AND MILESTONE PAYMENTS

                  Upon execution of license                                                    $250,000

                  Upon start of Phase I Clinical Trials                                        $500,000

                  Upon NDA submission                                                          $1,000,000

                  Upon NDA approval                                                            $2,000,000

         (B)      ROYALTIES ON ANNUAL NET SALES OF DIRECT PRODUCTS DURING PATENT
                  TERM*:

                  up to $300 million                                                           4%

                  on incremental sales from $300 million to $500 million                       5%

                  on incremental sales from $500 million to $750 million                       6%

                  on incremental sales from $750 million to $1 billion                         7%

                  on incremental sales above $1 billion                                        8%

                  *subject to a deduction from royalty payments of an amount corresponding to 50% of the milestone payments made to Rigel under 2(a), provided, that each royalty payment shall not be reduced by more than 50% of the amount due prior to applying the milestone payment credit

3.  CONSIDERATION DUE FOR EACH INDIRECT PRODUCTS:

- License execution and milestone payments equal to 50% of the amounts set forth in 2.(a) above for Direct Products;

-   No royalties.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      68.

                                   EXHIBIT D

                              THIRD PARTY LICENSES



Agreement between the Board of Trustees of the Leland Stanford Junior University and Rigel Pharmaceuticals, Inc. dated October 7, 1996





[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      69.

                            COLLABORATION AGREEMENT

                                 BY AND BETWEEN

                          RIGEL PHARMACEUTICALS, INC.

                                      AND

                               NOVARTIS PHARMA AG




                               ------------------



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       1.


1.       DEFINITIONS...........................................................1

2.       SELECTION OF PROJECTS.................................................5

     2.1      Novartis Access to Five Projects.................................5

     2.2      Proposal for a Program of Research...............................5

     2.3      Number and Kind of Additional Programs of Research...............6

     2.4      T-Cell Project...................................................6

     2.5      B-Cell Project...................................................6

3.       RESEARCH COOPERATION GOVERNANCE.......................................6

     3.1      Joint Cooperation Committee Formation............................6

     3.2      CMC Actions......................................................7

     3.3      Meetings of the CMC..............................................7

     3.4      Minutes..........................................................7

     3.5      Subcommittees....................................................7

     3.6      Reports..........................................................8

     3.7      CMC Functions and Powers.........................................8

     3.8      Project Contact Persons..........................................8

     3.9      Obligations of Parties...........................................8

     3.10     Limitations of Powers of the CMC.................................9

4.       CONDUCT OF JOINT AND AT-NOVARTIS......................................9

     4.1      Conduct of Joint Projects........................................9

     4.2      Conduct of At-Novartis Projects.................................10

     4.3      Additional Projects.............................................10

     4.4      Disclosure......................................................10

     4.5      Discretionary Termination of Research Period....................10

     4.6      Termination of Collaboration Project for Breach.................11

     4.7      Termination of Joint Project for Scientific Reasons.............12

     4.8      Existing Obligations............................................12

5.       COMPOUND SCREENING AND DEVELOPMENT...................................12

     5.1      Novartis Compound Screening.....................................12

     5.2      Exclusivity Term................................................12

     5.3      Novartis Diligence..............................................13

     5.4      Reporting.......................................................13


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       i.

     5.5      Conversion of Exclusive Right...................................13

     5.6      Rigel Screening.................................................13

6.       LICENSE GRANTS; NONCOMPETITION.......................................13

     6.1      Research License Grants.........................................13

     6.2      Commercial License Grants.......................................14

     6.3      License to Rigel of Improvements to Rigel Core Technology.......14

     6.4      Option for License for Rigel Lead Compound......................14

7.       FINANCIAL SUPPORT....................................................14

     7.1      Research Support................................................14

     7.2      Milestone Payments to Rigel.....................................15

     7.3      Project Access Payments.........................................15

     7.4      Royalties.......................................................15

     7.5      Extension Fee...................................................15

8.       INTELLECTUAL PROPERTY................................................16

     8.1      Ownership of Project Know-How; Inventions.......................16

     8.2      Patent Prosecution..............................................16

     8.3      Infringement of Third-Party Rights..............................16

9.       REPRESENTATIONS AND WARRANTIES.......................................16

     9.1      Representations and Warranties..................................16

     9.2      Disclaimer Concerning Technology................................17

10.      CONFIDENTIALITY; PUBLICATION.........................................17

     10.1     Confidentiality.................................................17

     10.2     Authorized Disclosure...........................................18

     10.3     Publications....................................................18

     10.4     Samples.........................................................19

11.      TERM AND TERMINATION.................................................19

     11.1     Term of the Agreement...........................................19

     11.2     Termination for Material Breach.................................19

     11.3     Accrued Rights, Surviving Obligations...........................19

12.      INDEMNITY............................................................20

     12.1     Indemnification.................................................20

     12.2     Product Liability...............................................20

     12.3     Control of Defense..............................................20

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       ii.

13.      GOVERNING LAW; DISPUTE RESOLUTION....................................20

     13.1     Governing Law...................................................20

     13.2     Dispute Resolution..............................................20

     13.3     Jurisdiction and Venue..........................................20

14.      GENERAL PROVISIONS...................................................20

     14.1     Notices.........................................................20

     14.2     Force Majeure...................................................21

     14.3     Entirety of Agreement...........................................21

     14.4     Non-Waiver......................................................21

     14.5     Disclaimer of Agency............................................21

     14.6     Severability....................................................22

     14.7     Ambiguities.....................................................22

     14.8     Affiliates; Assignment..........................................22

     14.9     Headings........................................................22

     14.10    Counterparts....................................................22


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                      iii.

                                   AGREEMENT

         Effective as of October 7, 1996 ("Effective Date"), THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California ("STANFORD") and RIGEL PHARMACEUTICALS, INC., a Delaware corporation having a principle place of business at 24 Windsor Drive, Hillsborough, CA 94010 ("RIGEL"), agree as follows:

1. BACKGROUND.

         1.1 STANFORD has an assignment of U.S. Patent Application No. 08/589,109, entitled "Methods for Screening for Transdominant Effector Peptides and RNA Molecules" (the "Nolan/Rothenberg Patent Application") claiming an invention developed in the laboratory of Dr. Garry Nolan (the "Invention"), and any Licensed Patent(s), as hereinafter defined, which may claim such Invention.

         1.2 STANFORD has certain biological materials and other know-how ("Know-How"), as herein defined, pertaining to the Invention.

         1.3 STANFORD desires to have the Know-How and Invention perfected and marketed at the earliest possible time in order that products resulting therefrom may be available for public use and benefit.

         1.4 RIGEL desires a license under said Know-How, Invention, and Licensed Patent(s) in the field of use of gene transfer technologies, including retrovirally mediated nucleic acid libraries, for drug development, drug delivery, drug screening, and target analysis and discovery associated with the development, manufacture, use and sale of Licensed product(s), as defined below.

         1.5 RIGEL acknowledges that certain of the Cell Lines (as defined below) were made in the course of research supported by Progenesys.

         1.6 The patent application entitled "Methods for Screening for Transdominant Intracellular Effector Peptides and RNA Molecules," which claims technology useful in the field and which was developed in the laboratory of Dr. Garry Nolan (the "Nolan Patent Application"), has previously been assigned to RIGEL.

2. DEFINITIONS.

         2.1 "LICENSED BIOLOGICAL MATERIALS" means the materials listed on Exhibit A, including certain vector libraries ("Vector Libraries") and cell lines ("Cell Lines") set forth therein, as amended from time to time upon the parties' mutual written consent.

         2.2 "LICENSED KNOW-HOW" means all know-how necessary or useful for the commercial exploitation of the Licensed Patents in the Licensed Field of Use, including without limitation all know-how, trade secrets, protocols, information, processes or other subject matter which is either disclosed in the Nolan/Rothenberg Patent Application, or necessary or useful to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.


                                       4.

practice the licenses granted to RIGEL in this Agreement with respect to the Invention. Licensed Know-How excludes the Licensed Patents and includes the Licensed Biological Materials.

         2.3 "LICENSED PATENT(S)" means (i) any Letters Patent, both foreign (subject to Section 7) and domestic, issued upon the Nolan/Rothenberg Patent Application STANFORD's U.S. Patent Application, Serial Number 08/589,109 filed January 23, 1996, (ii) any substitutions, divisionals, continuations, and continuations-in-part (to the extent such continuations-in-part claim subject matter disclosed or claimed in the Nolan/Rothenberg Patent Application as filed on January 23, 1996and to the extent that the practice of an invention claimed in a Licensed Patent issuing from a patent application other than such continuation-in-part would infringe a claim of Licensed Patent issuing from such continuation-in-part), and (iii) any foreign counterparts of (i) or (ii).

         2.4 "LICENSED TECHNOLOGY" means the Licensed Patent(s) and the Licensed Know-How.

         2.5  "LICENSED PRODUCT(S)" means:

                  (a) any product, the manufacture, use, sale, offer for sale or import of which:

                           (1)  is covered by a valid claim of an issued,
unexpired Licensed Patent(s) directed to the Invention (claim of an issued, unexpired Licensed Patent(s) shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken), or

                           (2)  is covered by any claim being prosecuted in a
pending application directed to the Invention, which claim has not been pending for more than three (3) years from first filing of such claim;

                  (b) any product which directly incorporates any of the Licensed Biological Materials; or

                   c) any product which would not, but for the use of the Licensed Biological Materials, have been identified, discovered, or developed.

         2.6 "NET SALES" means the gross revenue derived by RIGEL and/or RIGEL's sublicensee(s) from the sales of Licensed Product(s), less the following items but only insofar as they actually pertain to the disposition of such Licensed Product(s) by RIGEL or RIGEL's sublicensee(s), are included in such gross revenue, and are separately billed:

                  a) Import, export, excise and sales taxes, and custom duties;
                  b) Credit for returns, allowances, trades, or retroactive
                     price adjustments;
                  c) Transportation charges, issuances and allowances;
                  d) Discounts actually allowed; or
                  e) Royalties payable to third parties on the manufacture, use, sale, offer for sale or import of Licensed Products.

         2.7 "LICENSED FIELD OF USE" means the use of gene transfer technologies, including retrovirally mediated nucleic acid libraries, for drug development, drug delivery, and target

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.


                                       5.

analysis and discovery. Solely with respect to the [ * ] Cell Lines set forth on Exhibit A, the Licensed Field of Use excludes the use of such Cell Lines, derivatives or vectors thereof or other tangible products that are a direct lineal descendent from such Cell Lines (although obtained in any manner therefrom), wherein cells treated with any one or more of the aforementioned materials are contained within a human subject or are subsequently transplanted into a human subject.

         2.8 "EXCLUSIVE" means that, subject to Article 4, STANFORD shall not grant further licenses in the Licensed Field of Use.

3. GRANT.

         3.1 STANFORD hereby grants and RIGEL hereby accepts a worldwide license in the Licensed Field of Use under STANFORD's right, title and interest in the Licensed Patents and the Vector Libraries to make, use, sell, offer for sale and import Licensed Product(s).

         3.2 The license granted in Section 3.1 is Exclusive, including the right to sublicense pursuant to Article 13, in the Licensed Field of Use for a term (the "Exclusivity Term") commencing as of the Effective Date and ending on the first to occur of the following:

                  (a)  twenty (20) years from the Effective Date; or

                  (b) ten (10) years from the date of first commercial sale of a Licensed Product(s) by RIGEL or RIGEL's sublicensee(s). RIGEL agrees to promptly inform STANFORD in writing of the date of first commercial sale of Licensed Products. After expiration of the Exclusivity Term, said license shall become nonexclusive and continue indefinitely.

         3.3 STANFORD additionally grants, and RIGEL hereby accepts, a worldwide, nonexclusive license in the Licensed Field of Use under STANFORD's right, title and interest in the Licensed Know-How other than the Vector Libraries to make, use, sell, offer for sale and import Licensed Product(s). The term of such nonexclusive license shall commence upon the Effective Date and, continiue indefinitely.

         3.4 Notwithstanding the Exclusive license granted to RIGEL, pursuant to Sections 3.1 and 3.2, STANFORD shall have the right to practice the Licensed Patents and to use the Vector Libraries for non-commercial, academic research purposes.

4. GOVERNMENT RIGHTS.

         This Agreement is subject to all of the terms and conditions of Title 35 United States Code Sections 200 through 204, including an obligation that Licensed Product(s) sold or produced in the United States be "manufactured substantially in the United States," and RIGEL agrees to take all reasonable action necessary on its part as licensee to enable STANFORD to satisfy its obligation thereunder, relating to the Invention. STANFORD agrees to provide reasonable assistance to RIGEL in the event RIGEL decides to seek a waiver under such domestic manufacture requirement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.

                                       6.

5. DILIGENCE.

         5.1 As an inducement to STANFORD to enter into this Agreement, RIGEL agrees to use all reasonable efforts and diligence to proceed with the development, manufacture, and sale of Licensed Product(s) and to diligently develop markets for the Licensed Product(s). RIGEL shall demonstrate such diligence to STANFORD by achieving proof of principle through written documentation of the following within eighteen (18) months after the Effective Date:

                  a)  Construction of a retroviral vector library;

                  b)  Infection of cells with such vector library;

                  c) Detection of a physiological response to such infection in an infected cell; and

                  d) Isolation and analysis of the peptide eliciting such physiological response from the cell.

         5.2 If RIGEL is unable to demonstrate proof of principle within eighteen (18) months Licensed after the Effective Date, STANFORD may elect to narrow the definition of the Licensed Field of Use to include only the use of retrovirally mediated nucleic acid libraries for drug development, drug delivery, drug screening, and target analysis and discovery, by providing written notice to RIGEL thereof. Additionally, RIGEL shall provide to STANFORD within eighteen (18) months after the Effective Date a plan for the development and commercialization of Licensed Products (a "Development Plan"). STANFORD shall comment upon and approve such plan, which approval shall not be unreasonably withheld. After the Development Plan is approved by STANFORD, RIGEL shall use reasonable efforts to diligently perform its obligations under such Development Plan. If Stanford reasonably believes that RIGEL is not using reasonable efforts to perform the Development Plan, STANFORD may so notify RIGEL. The parties shall promptly thereafter meet to discuss RIGEL's progress under the Development Plan, and shall develop a mutually agreeable plan for remedying any such lack of diligence ( the "Proposed Remedy"). If RIGEL fails to perform the Proposed Remedy within one hundred and eighty (180) days after the Proposed Remedy is agreed upon, STANFORD may elect to narrow the definition of the Licensed Field of Use to include only the use of retrovirally mediated nucleic acid libraries for drug development, drug delivery, and target analysis and discovery by providing written notice to RIGEL. If RIGEL then fails to perform the Proposed Remedy within ninety (90) days after receiving STANFORD's notice that it has elected to so narrow the Licensed Field of Use definition, then STANFORD may elect to convert the Exclusive License granted to RIGEL pursuant to Sections 3.1 and
3.2 to a nonexclusive license for the remaining term of this Agreement.

         5.3 PROGRESS REPORT. On or before each anniversary of the Effective Date until RIGEL markets a Licensed Product(s), RIGEL shall make a written annual report to STANFORD covering RIGEL's progress during the preceding year toward commercial use of Licensed Product(s). Such report shall include, as a minimum, information sufficient to enable STANFORD to satisfy relevant reporting requirements of the U.S. Government and to ascertain progress by RIGEL toward meeting the diligence requirements of this Article 5.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.

                                       7.

6. ROYALTIES.

         6.1 RIGEL agrees to pay to STANFORD a noncreditable, nonrefundable license issue royalty of Twenty Thousand Dollars ($20,000) half of which shall be paid within forty-five (45) days after the Effective Date and the balance of which shall be on the first anniversary of the Effective Date.

         6.2 Upon each anniversary of the Effective Date, RIGEL shall also pay to STANFORD a Minimum Annual Royalty as follows:

         Anniversary of Effective Date              Minimum Annual Royalty Due
                  First and Second                          $10,000
                  Third through Seventh                     $20,000
                  Eighth and Thereafter                     $40,000

Said Minimum Annual Royalty payments are nonrefundable but they are creditable against earned royalties to the extent provided in Paragraph 6.5. The foregoing Minimum Annual Royalty payment shall be decreased by fifty percent (50%) if either:

                  (i) Stanford abandons all patent applications from which Licensed Patent(s) could issue prior to the time that any Licensed Patent(s) issue; or

                  (ii) Stanford elects to narrow the definition of the Licensed Field of Use pursuant to Section 5.2.

         6.3 If Rigel grants to a third party a sublicense under the Licensed Technology solely for research, and not commercialization purposes (a "Research Sublicense"), Rigel shall also pay to STANFORD a milestone payment equal to one percent (1%) of any research milestone payment that RIGEL receives as consideration for the grant of such Research Sublicense. RIGEL shall pay such amount to STANFORD within sixty (60) days after RIGEL receives such research milestone payment.

         If RIGEL grants to a third party a sublicense under the Licensed Technology which includes the right to sell and offer for sale Licensed products (a "Commercialization Sublicense"), RIGEL shall pay to STANFORD a sublicense fee as follows:

         First Sublicense Granted                             $10,000
         Second Sublicensed Granted                           $20,000
         Each Additional Sublicense Granted                   $30,000

RIGEL shall pay such sublicense fees to STANFORD within sixty (60) days after the effective date of each Commercialization Sublicense.

         6.4 In addition, RIGEL shall pay STANFORD earned royalties equal to
(i) 0.5% of Net Sales of Licensed Products set forth in Sections 2.5(a) and 2.5(b), or 0.25% of Net Sales of Licensed Products which can only be categorized under Section 2.5(c). If a Licensed product can be included in more than one of Sections 2.5(a), 2.5(b) or 2.5(c), the royalty rate due to STANFORD on Net Sales of such Licensed Product shall be 0.5%.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       8.

         6.5 As further consideration for the license granted to RIGEL under this Agreement, RIGEL shall issue to STANFORD forty thousand (40,000) shares of Preferred Stock of RIGEL, pursuant to a Stock Purchase Agreement. If such number of shares shall equal less than three tenths of one percent (0.3%) of the total outstanding shares of RIGEL's stock at any time during the period from the date of issuance of such stock until one (1) year thereafter, STANFORD and RIGEL shall discuss whether RIGEL shall adjust the number of shares issued to Stanford under this Section 6.5.

         6.6 Creditable payments under this Agreement shall be an offset to RIGEL against up to fifty percent (50%) of each earned royalty payment which RIGEL would be required to pay pursuant to Paragraph 6.4 until the entire credit is exhausted.

         6.7 If this Agreement is not terminated in accordance with other provisions hereof, RIGEL's obligation to pay royalties hereunder shall continue until ten (10) years after first commercial sale of Licensed Products.

         6.8 The royalty on sales in currencies other than U.S. Dollars shall be calculated using the appropriate foreign exchange rate for such currency quoted by the Bank of America (San Francisco) foreign exchange desk, on the close of business on the last banking day of each calendar quarter. Royalty payments to STANFORD shall be in U.S. Dollars. All non-U.S. taxes related to royalty payments shall be paid by RIGEL and are not deductible from the payments due STANFORD.

         6.9 Within thirty (30) days after receipt of a statement from STANFORD, RIGEL shall reimburse STANFORD for all costs incurred by STANFORD, including those costs incurred prior to the Effective Date, in connection with the preparation, filing and prosecution of all patent applications and maintenance of patents corresponding to the Invention.

7. PATENT RIGHTS.

         STANFORD shall have the obligation to file, prosecute and maintain all patent applications and patents included in the Licensed Patents. STANFORD will provide RIGEL with an opportunity to review and comment upon the prosecution strategy and to consult with STANFORD on the content of patent filings, and will provide copies of any correspondence relating to patent applications and patents included in the Licensed Patents to RIGEL or a designee of RIGEL. RIGEL shall have the right to designate, in its sole discretion, those foreign countries in which STANFORD will file, prosecute and maintain patents and patent applications included in the Licensed Patents. STANFORD may propose to file, prosecute and maintain a Licensed Patent in a country which RIGEL has not designated pursuant to this Section
7. If RIGEL agrees to such designation, it shall reimburse STANFORD costs of such filing, prosecution of maintenance of such patent or patent applications pursuant to Section 6.9 and such patent or patent applications shall be included in the Licensed Patents. If RIGEL does not agree to such proposal, STANFORD may elect to proceed with such filing, prosecution or maintenance at its own expense, and such patent or patent applications shall not be included in the Licensed Patents.

8. ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING.

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AMENDED.


                                       9.

         8.1 QUARTERLY EARNED ROYALTY PAYMENT AND REPORT. Beginning with the first sale of a Licensed Product, RIGEL shall make written reports (even if there are no sales) and earned royalty payments to STANFORD within thirty
(30) days after the end of each calendar quarter. This report shall be in the form of the report of Appendix B and shall state the number, description, and aggregate Net Sales of Licensed Product(s) during such completed calendar quarter, and resulting calculation pursuant to Paragraph 6.4 of earned royalty payment due STANFORD for such completed calendar quarter. Concurrent with the making of each such report, RIGEL shall include payment due STANFORD of royalties for the calendar quarter covered by such report.

         8.2 ACCOUNTING. RIGEL agrees to keep and maintain records for a period of three (3) years showing the manufacture, sale, use, and other disposition of products sold or otherwise disposed of under the license herein granted. Such records will include general ledger records showing cash receipts and expenses, and records which include production records, customers serial numbers and related information in sufficient detail to enable the royalties payable hereunder by RIGEL to be determined. RIGEL further agrees to permit its books and records to be examined by STANFORD from time to time to the extent necessary to verify reports provided for in Paragraph 8.1. Such examination is to be made by STANFORD or its designee, at the expense of STANFORD, except in the event that the results of the audit reveal an underreporting of royalties due STANFORD of five percent (5%) or more, then the audit costs shall be paid by RIGEL.

9.  NEGATION OF WARRANTIES.

         9.1 Nothing in this Agreement is or shall be construed as:

                  a) A warranty or representation by STANFORD as to the validity or scope of any Licensed Patent(s);

                  b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties;

                  c) An obligation to bring or prosecute actions or suits against third parties for infringement, except to the extent and in the circumstances described in Article 13;

                  d) Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of STANFORD or other persons other than Licensed Patent(s), regardless of whether such patents or other rights are dominant or subordinate to any Licensed Patent(s); or

                  e) An obligation to furnish any technology or technological information other than the Licensed Technology.

         9.2 Except as expressly set forth in the Agreement STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.


                                      10.

OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

         9.3 RIGEL agrees that nothing in this Agreement grants RIGEL any express or implied license or right under or to:

                  a) U.S. Patent No. 4,237,224, "Process for Producing Biologically Functional Molecular Chimeras"; U.S. Patent No. 4,468,464 and U.S. Patent No. 4,740470, both entitled, "Biologically Functional Molecular Chimeras" (collectively known as the Cohen/Boyer patents), or reissues thereof; or

                  b) U.S. Patent 4,656,134 "Amplification of Eucaryotic Genes" or any patent application corresponding thereto.

         9.4 STANFORD warrants that it has all right, power and authority necessary to grant the licenses set forth in Article 3 to RIGEL, and that it has not, and will not during the term of this Agreement, grant any right to any third party which would conflict with the rights granted to RIGEL hereunder.

10. INDEMNITY.

         10.1 RIGEL agrees to indemnify, hold harmless, and defend STANFORD and Stanford Health Services and their respective trustees, officers, employees, students, and agents against any and all claims by third parties for death, illness, personal injury, property damage, and improper business practices arising out of the manufacture, use, sale, or other disposition of the Invention, Licensed Technology, or Licensed Product(s) by RIGEL or RIGEL's sublicensee(s) or customers.

         10.2 STANFORD shall not be liable for any indirect, special, consequential or other damages whatsoever, whether grounded in tort (including negligence), strict liability, contract or otherwise. STANFORD shall not have any responsibilities or liabilities whosoever with respect to Licensed Product(s).

         10.3 RIGEL shall at all times comply, through insurance or self-insurance, with all statutory workers' compensation and employers' liability requirements covering any and all employees with respect to activities performed under this Agreement.

         10.4 In addition to the foregoing, RIGEL shall maintain Comprehensive General Liability Insurance, with reputable and financially secure insurance carrier(s) to cover the activities of RIGEL and its sublicensee(s) in the amounts and during the periods specified herein. Such insurance shall provide minimum limits of liability of One Million Dollars ($1,000,000) as of the first anniversary of the date upon which RIGEL first leases a facility in which it will conduct research and development activities, and of Five Million Dollars ($5,000,000) as of the commencement of human clinical trials of Licensed Products. Such insurance shall include STANFORD, Stanford Health Services, their trustees, directors, officers, employees, students, and agents as additional insureds. Such insurance shall be written to cover claims incurred,


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.

                                      11.

discovered, manifested, or made during or after the expiration of this Agreement. At STANFORD's request, RIGEL shall furnish a Certificate of Insurance evidencing primary coverage and requiring thirty (30) days prior written notice of cancellation or material change to STANFORD. RIGEL shall advise STANFORD, in writing, that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All such insurance of RIGEL shall be primary coverage; insurance of STANFORD or Stanford Health Services shall be excess and noncontributory.

11. MARKING.

Prior to the issuance of patents on the Invention, RIGEL agrees to mark Licensed Product(s) (or their containers or labels) made, sold, or otherwise disposed of by it under the licenses granted in this Agreement with the words "Patent Pending," and following the issuance of one or more patents, with the numbers of the Licensed Patent(s).

12. STANFORD NAMES AND MARKS.

RIGEL agrees not to identify STANFORD in any promotional advertising or other promotional materials to be disseminated to the pubic or any portion thereof or to use the name of any STANFORD faculty member, employee, or student or any trademark, service mark, trade name, or symbol of STANFORD or the Stanford University Hospital, or that is associated with either of them, without STANFORD's prior written consent, except as required by law. STANFORD shall not unreasonably hold consent under this Section 12.

13. INFRINGEMENT BY OTHERS: PROTECTION OF PATENTS.

         13.1 RIGEL shall promptly inform STANFORD of any suspected infringement of any Licensed Patent(s) by a third party. During the Exclusive period of this Agreement, STANFORD and RIGEL each shall have the right to institute an action for infringement of the Licensed Patent(s) against such third party in accordance with the following:

                  a) If STANFORD and RIGEL agree to institute suit jointly, the suit shall be brought in both their names, the out-of-pocket costs thereof shall be borne equally, and any recovery or settlement shall be shared equally. RIGEL and STANFORD shall agree to the manner in which they shall exercise control over such action. STANFORD may, if it so desires, also be represented by separate counsel of its own selection, the fees for which counsel shall be paid by STANFORD;

                  b) In the absence of agreement to institute a suit jointly, STANFORD may institute suit, and, at its option, join RIGEL as a plaintiff. If STANFORD decides to institute suit, then it shall notify RIGEL in writing. STANFORD shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery or settlement; and

                  c) In the absence of agreement to institute a suit jointly and if STANFORD notifies RIGEL that it has decided not to join in or institute a suit, as provided in (a) or (b) above, RIGEL may institute suit and, at its option, join STANFORD as a plaintiff. RIGEL shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery or


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.


                                      12.

settlement, provided, however, that any recovery in excess of litigation costs shall be deemed to be Net Sales, and RIGEL shall pay STANFORD royalties thereon at the rates specified herein.

         13.2 Should either STANFORD or RIGEL commence a suit under the provisions of Paragraph 12.1 and thereafter elect to abandon the same, it shall give timely notice to the other party who may, if it so desires, continue prosecution of such suit, provided, however, that the sharing of expenses and any recovery in such suit shall be as agreed upon between STANFORD and RIGEL.

14. SUBLICENSE(S).

         14.1 RIGEL may grant sublicense(s) under its Exclusive license rights during the Exclusivity Term. RIGEL may grant sublicense(s) under nonexclusive license rights, if such sublicense is in conjunction with a sublicense of other RIGEL proprietary technology.

         14.2 If RIGEL is unable or unwilling to serve or develop a potential market or market territory for which there is a willing sublicense(s), RIGEL will, at STANFORD's request negotiate in good faith a sublicense(s) hereunder on commercially reasonable terms.

         14.3 Any sublicense(s) granted by RIGEL under this Agreement shall be subject and subordinate to terms and conditions of this Agreement, except:

                  a) Sublicense terms and conditions shall reflect that any sublicensee(s) shall not grant a sublicense to a third party; and

                  b) The earned royalty rate specified in the sublicense(s) may be at higher rates than the rates in this Agreement.

         Any such sublicense(s) also shall expressly include the provisions of Articles 8, 9, and 10 for the benefit of STANFORD and provide for the transfer of all obligations including the payment of royalties specified in such sublicense(s), to STANFORD or its designee, in the event that this Agreement is terminated.

         14.4 RIGEL agrees to provide STANFORD a copy of any sublicense(s) granted pursuant to this Article 14.

15. TERMINATION.

         15.1 RIGEL may terminate this Agreement by giving STANFORD notice in writing at least thirty (30) days in advance of the Effective Date of termination selected by RIGEL.

         15.2 STANFORD may terminate this Agreement if RIGEL:

                  a) Is in default in payment of royalty or providing of reports;

                  b)  Is in material breach of any provision hereof; or

                  c)  Intentionally provides any false report;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS
AMENDED.


                                      13.

and RIGEL fails to remedy any such default, breach, or false report within thirty (30) days after written notice thereof by STANFORD.

         15.3  Surviving any termination are:

                  a)  RIGEL's obligation to pay royalties accrued or accruable;

                  b) Any cause of action or claim of RIGEL or STANFORD, accrued or to accrue, because of any breach or default by the other party; and

                  c) The provisions of Articles 8, 9, and 10.

16. ASSIGNMENT.

         This Agreement may not be assigned by either party without the express written consent of the other party, except that RIGEL may assign the Agreement in connection with a merger, consolidation or sale of all or substantially all of RIGEL's assets.

17. DOUBLE PATENTING CONTINGENCY.

         If the PTO rejects either the Nolan/Rothenberg Patent Application for double patenting in view of the claims of the Nolan Patent Application, or the claims of the Nolan Patent Application for double patenting in view of the claims of the Nolan/Rothenberg Patent Application, then RIGEL may elect to assign its right, title and interest in the Nolan Patent Application to STANFORD, in which case STANFORD shall grant to RIGEL an irrevocable, exclusive, worldwide, royalty-free license under STANFORD's right, title and interest in the Nolan Patent Application for all purposes.

18. ARBITRATION.

         18.1 Any controversy arising under or related to this Agreement, and any disputed claim by either party against the other under this Agreement excluding any dispute relating to patent validity or infringement arising under this Agreement, shall be settled by arbitration in accordance with the Licensing Agreement Arbitration Rules of the American Arbitration Association.

         18.2 Upon request by either party, arbitration will be by a third party arbitrator mutually agreed upon in writing by RIGEL and STANFORD within thirty (30) days of such arbitration request. Judgement upon the award rendered by the arbitrator shall be final and nonappealable and may be entered in any court having jurisdiction thereof.

         18.3 The parties shall be entitled to discovery in like manner as if the arbitration were a civil suit in the California Superior Court.

         18.4 Any arbitration shall be held at Stanford, California, unless the parties hereto mutually agree in writing to another place.

19. NOTICES.

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AMENDED.


                                      14.

All notices under this Agreement shall be deemed to have been fully given when done in writing and deposited in the United States mail registered or certified, and addressed as follows:

                  To STANFORD:        Office of Technology Licensing
                                      Stanford University
                                      900 Welch Road, Suite 350
                                      Palo Alto, CA 94304-1850

                                      Attention:  Director

                     To RIGEL:        24 Windsor Drive
                                      Hillsborough, CA 94010

                                      Attention:  Dr. Donald G. Payan

Either party may change its address upon written notice to the other party.

20. WAIVER

None of the terms of this Agreement can be waived except by the written consent of the party waiving compliance.

21. APPLICABLE LAW.

This Agreement shall be governed by the laws of the State of California applicable to agreements negotiated, executed and performed wholly within California.

22. SEVERABILITY.

         If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

23. ENTIRE AGREEMENT.

         This Agreement, together with the Exhibits attached hereto, embodies the entire understanding of the parties and shall supercede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by duly authorized representatives of both parties.

24. COUNTERPARTS.

         This Agreement may be executed in counterparts, with the same force and effect as if the parties had executed the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

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AMENDED.


                                      15.

                                         THE BOARD OF TRUSTEES OF THE LELAND
                                         STANFORD JUNIOR UNIVERSITY

                                         Signature    /s/ Katherine Ku
                                                  -----------------------------
                                         Name     Katherine Ku
                                                -------------------------------
                                         Title    Director, Technology Licensing
                                                -------------------------------
                                         Date     October 7, 1996
                                                -------------------------------

                                         RIGEL

                                         Signature    /s/ Donald G. Payan
                                                  -----------------------------
                                         Name     Donald G. Payan
                                                -------------------------------
                                         Title    President & CEO
                                                -------------------------------
                                         Date     10/9/96
                                                -------------------------------


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AMENDED.


                                      16.

                                   EXHIBIT A

                         MATERIALS FROM NOLAN LAB TO BE
                                LICENSED TO RIGEL


         [ * ]



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AMENDED.

                                       1.

                                    EXHIBIT B

                              SAMPLE REPORTING FORM

         Stanford Docket No. S______-________

         This report is provided pursuant to the license agreement between Stanford University and

         ------------------------------------------------------.

         License Agreement Effective Date: __________________________

         Report Covering Period                               _________
         Fixed Fees (Annual Minimum Payment)                  $________
         Number of Sublicense Executed                        _________
         Net Sales                                            $________
         Royalty Calculation                                  _________
         Royalty Subtotal                                     $________
         Credit                                               $________
         Royalty Due                                          $________


         Comments:


                                       ii.